                          QUANTITATIVE GROUP of FUNDS

                                 SEMI-ANNUAL
                                    REPORT

SEPTEMBER 30, 1998



                                   U.S. EQUITY FUNDS

                                        Quantitative Small Cap Fund

                                        Quantitative Mid Cap Fund

                                        Quantitative Growth and Income Fund


                                   INTERNATIONAL EQUITY FUNDS

                                        Quantitative International Equity Fund

                                        Quantitative Emerging Markets Fund

                                        Quantitative Foreign Value Fund

                  [LETTERHEAD OF QUANTITATIVE GROUP of FUNDS]
________________________________________________________________________________

                                             November 27, 1998

Dear Fellow Shareholder:

     I am pleased to provide you with the Semi-Annual Report of the Quantitative Group of Funds. During the six month period from April through the end of September 1998, your funds performed remarkably well under difficult conditions. The majority of the funds outperformed their peer averages, in some cases by substantial margins. While the absolute returns of our funds did not compare to last year at this time, the disciplined investment approaches followed by our managers helped to minimize losses in a time of significant market correction.

     The performance of the Funds and the market in general over the period can be divided into two distinct segments. From April through June, investor concern over the economic troubles in Asia and decreasing earnings forecasts in the U.S. began to drive the market down. Investors began to accelerate their flight to the perceived "quality" and liquidity of larger companies. As a result, returns of mid and small cap companies suffered while the U.S. large company market continued to post gains. On the international front, the developed markets had modest gains, while the emerging markets, driven mainly by continued troubles in the Asian markets, saw substantial losses.

     From July through September, the markets decreased further as a number of events continued to erode investor confidence. Overseas, there were increasing questions about Japan's abilities to solve its financial problems, while Malaysia took the drastic step of limiting repatriation of investments. In the U.S., the emerging difficulties of the hedge funds drove down the prices of financial stocks. Investors were concerned that banks would have to write off loans made to the hedge funds. The resulting turmoil depressed other stocks as well, as investors anticipated the hedge funds dumping their holdings on the market. Once again, large cap stocks held their value best in the declining market, although they still suffered a significant retrenchment.

     Stock prices began rising again in September, as efforts to stabilize the hedge funds began to be implemented. This trend has continued through the present time, with the Dow recently reaching its highest point since late July. The third quarter decline has left valuations for the asset classes very attractive relative to projected earnings, creating significant opportunities for future investment.

     Finally, I wanted to share with you the perspectives of our portfolio managers on the broader trends for the upcoming year:

     Robert A. von Pentz, CFA (Quantitative Small Cap Fund, Quantitative Mid Cap
Fund): "We feel better about the relative attractiveness of (small cap stocks) than we have in some time. When small stocks have reached such extremely low valuations in the past, they have consistently outperformed larger stocks over the next twelve months."

                                                           FORMERLY NUMERIC FUND

QUANTITATIVE SMALL CAP FUND
--------------------------------------------------------------------------------

                                               All Data as of September 30, 1998

INVESTMENT PROFILE

INVESTMENT COMMENTARY

Q From April 1 through September 30, the Fund had a return of -24.44%, ahead of the -24.75% return for the average small cap fund and slightly trailing the -23.87% return for the Russell 2000 Index. The Fund's relative performance was driven by strong technology and health care stock selection.

Q Individual technology stock selection substandially contributed to the Fund's returns. Performance was led by Xircom, a notebook modem card manufacturer which nearly doubled after the introduction of a new product. Rational Software (an enterprise software tools company) and Jack Henry Associates (a software services company which has focused on Y2K issues for banks) were also superior performers. By contrast, the technology sector as a whole was one of the worst performing sectors for the six month period. During the period we nearly doubled our weight in technology and lowered our weight in capital goods and energy as the models identified solid technology companies.

Q During the period, investors continued to move to larger stocks, which they perceived as safer in a time of economic uncertainty. As a result, returns for mid cap companies were primarily concentrated in the largest companies in the index. This contributed to the Fund's slight underperformance relative to the index. The Fund tends to maintain equally weighted positions, and accordingly, each holding in the Fund has roughly the same effect on returns. The Russell 2000 is calculated using cap-weighted returns, thus the larger companies had a greater effect on the index's returns.

Q We believe that small cap stocks are poised for a significant rebound. Since the inception of the Russell 2000 index, every major decline (in excess of 20%) has been followed by a period of substantial absolute performance. Small cap stocks in general are cheaply priced, with the median company in the Russell 2000 selling at just over 12 times earnings.

Q The portfolio continues to be well diversified by sector and security and has favorable value to growth characteristics. We feel stronger about the relative attractiveness of this asset class than we have in some time.

  PERFORMANCE UPDATE                              Six Months      Year To Date      One Year      Five Years     Since Inception
  [_____]  QUANTITATIVE SMALL CAP                   -24.44%         -15.57%         -23.14%         8.98%         16.63%  (8/3/92)
  [_____]  Russell 2000 Index                       -23.87%         -16.21%         -19.02%         9.10%         12.32%
           Lipper Small Cap Funds Average           -24.75%         -16.54%         -20.58%         9.63%


CALENDAR YEAR PERFORMANCE ORDINARY SHARES               FUND INFORMATION

[GRAPH APPEARS HERE]                                  TICKER SYMBOL                           USBNX  (ordinary)
                                                                                              QBNAX  (institutional)
                                                      NUMBER OF COMPANIES                     70
                                                      AVERAGE MARKET CAP                      $560 million
                                                      PRICE TO BOOK                           2.9
                                                      PRICE TO EARNINGS                       17.2
                                                      ASSETS UNDER MANAGEMENT                 $51 million

                                                      For more information, contact QUANTITATIVE GROUP of FUNDS at
                                                      1-800-331-1244 or www.quantfunds.com

The Russell 2000 Index is an unmanaged index comprised of the bottom two-thirds of the largest 3,000 publicly traded companies in the United States. It is widely recognized as representative of the general market for small company stocks. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper returns are based on the Lipper Small Cap Funds Average as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and adjusted for the reinvestment of capital gains distributions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the performance of ordinary shares of the Fund, which carry a 12b-1 fee of .10bp, and include the effects of a 1% deferred sales charge. Excluding the effect of the 1% redemption fee for ordinary shares, the returns would have been -22.37%, 9.20%, and 16.82%, for the one year, five year, and inception periods, respectively. Similarly, the Calendar Year Performance chart does not reflect the effects of the redemption fee. Institutional Shares of the Fund are available to clients of financial advisors without a 12b-1 fee or sales charge. The one year, five years, and since inception (1/6/93) returns for Institutional Shares are -21.97%, 9.75% and 13.68% respectively. Share prices will vary and shares may be worth more or less than their original cost at the time of the sale. The investment return and principal value of an Investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANTITATIVE SMALL CAP FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE                             All Data as of September 30, 1998


[PHOTO APPEARS HERE]

ROBERT VON PENTZ

THE QUANTITATIVE SMALL CAP FUND is a small company fund that seeks investment opportunities among companies with less than one billion dollars in market capitalization. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Stocks of smaller companies generally are more volatile than larger companies, but also offer the opportunity for greater price appreciation. The Quantitative Small Cap Fund may not be appropriate for every investor.

INVESTMENT PROCESS The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls also are employed to prevent the Fund from concentrating its investments in any particular industry sector.

BUY AND SELL DISCIPLINE The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that might bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate or its market capitalization increases above one-and-a-half billion dollars.

MANAGEMENT The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico. His interests include aviation, fly fishing and gardening.


TOP TEN HOLDINGS  (Each generally no more than 2-3% of the Fund.)

CURATIVE HEALTH SERVICES INC.                      RATIONAL SOFTWARE CORP.
EARTHGRAINS CO.                                    REYNOLDS & REYNOLDS
ENTERTAINMENT PROPERTIES TR.                       SAFESKIN CORP.
FREMONT GENERAL CORP.                              STERIS CORP.
HENRY (JACK) & ASSOCIATES                          XIRCOM INC.


SECTOR ALLOCATION

                           [PIE CHART APPEARS HERE]

                                                   Consumer Staples 6%
Financials 17%
                                                   Technology 21%
Energy 2%
Cash 2%
Basic Materials 2%

Utilities 6%
                                                   Health Care 18%
Consumer Cyclicals 19%
                                                   Capital Goods 6%

QUANTITATIVE MID CAP FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE                             All Data as of September 30, 1998


INVESTMENT COMMENTARY

Q From April 1 through September 30, the Fund had a return of -16.51%, leading the average mid cap fund (-19.30%) and slightly trailing its S&P 400 Index at - 16.30%. The Fund's weighting in technology and health care stocks, stock selection in the technology and finance sectors, and investments in larger mid cap stocks, all contributed to the Fund's performance.

Q The Fund increased its exposure in the technology and health care sectors, two of the best performing sectors during the period, adding companies that demonstrated improving earnings fundamentals. The Fund decreased its exposure in the consumer cyclical and energy sectors, two of the worst performing sectors during the period. An underweight in electrical utilities, generally viewed by investors as a safe haven in bear markets, adversely effected the Fund's relative performance.

Q Significant individual selections in the portfolio included Ingram Micro (a distributor of computer equipment), CIENA Corp. (a telecom equipment company) and Capital One Financial (a credit card company). Ingram Micro and Capital One both have superb earnings prospects, and CIENA received a takeover bid from Tellabs. In general, the value/growth characteristics of the portfolio remain favorable with the price earnings ratio at 90% of the benchmark, while the earnings growth rate is more than twice the benchmark.

Q Investors continued to focus their attention on larger stocks in response to concerns about the global financial markets. As a result, returns for mid cap companies were concentrated in the top 10% of the largest companies in the index. This contributed to the Fund's underperformance relative to the index. The Fund tends to maintain equally weighted positions, and accordingly, each holding in the Fund has roughly the same effect on returns. The S&P 400 is calculated using cap-weighted returns, thus the larger companies had a greater effect on the index's returns.

Q The growth characteristics of mid size companies remain attractive, despite some downward revision of earnings estimates in the recent economic climate.
The valuations of these companies also remain attractive, with the median company in the S&P 400 selling at just over 13 times projected 1999 earnings. If the earnings projections remains above recession level, the asset class should remain quite promising for investments over the coming months.

PERFORMANCE UPDATE                       Six Months   Year To Date   One Year   Since Inception
 [____] QUANTITATIVE MID CAP               -16.51%       -6.69%      -10.65%    20.60% (3/21/95)
 [____] S&P 400 Index                      -16.30%       -7.08%       -6.31%    18.04%
        Lipper Mid Cap Funds Average       -19.30%       -9.57%      -11.95%


CALENDAR YEAR PERFORMANCE ORDINARY SHARES

[GRAPH APPEARS HERE]


FUND INFORMATION

TICKER SYMBOL                      QNIIX (ordinary)
                                   QNIAX (institutional)
NUMBER OF COMPANIES                50
AVERAGE MARKET CAP                 $2.5 billion
PRICE TO BOOK                      2.7
PRICE TO EARNINGS                  19.5
ASSETS UNDER MANAGEMENT            $14 million

For more information, contact QUANTITATIVE GROUP of FUNDS at 1-800-331-1244 or www.quantfunds.com

The S&P 400 Index is an unmanaged index comprised of stocks outside the large capitalization bias of the S&P 500, which are chosen by Standard & Poor's for their size and industry characteristics. It is widely recognized as representative of the general market for stocks with medium capitalizations. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper results are based on the Lipper Mid Cap Funds Average, comprised of mutual funds with medium cap investment objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding share classes, and adjusted for the reinvestment of capital gains distributions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the performance of ordinary shares of the Fund, which carry a 12b-1 fee of .25bp. Institutional Shares of the Fund are available to clients of financial advisors without a 12b-1 fee. The one year and since inception (4/17/95) returns for Institutional Shares are -10.48% and 20.24% respectively. Share prices will vary and shares may be worth more or less that their original cost at the time of the sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

                                                        FORMERLY NUMERIC II FUND


QUANTITATIVE MID CAP FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE                             All Data as of September 30, 1998


[PHOTO APPEARS HERE]

ROBERT VON PENTZ

THE QUANTITATIVE MID CAP FUND seeks investment opportunities among companies with from one to five billion dollars in market capitalization. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Companies in this strong middle range of market capitalization often have more solid industry positions and experienced management than smaller companies. At the same time, they frequently are in the earlier stages of their business cycle and can produce higher sales and earnings growth rates than larger, more established companies.

INVESTMENT PROCESS The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls also are employed to prevent the Fund from concentrating its investments in any particular industry sector.

BUY AND SELL DISCIPLINE The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that might bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate or its market capitalization increases above five billion dollars.

MANAGEMENT The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico. His interests include aviation, fly fishing and gardening.


TOP TEN HOLDINGS  (Each generally no more than 2-9% of the Fund.)

CITRIX SYSTEMS INC.                                RATIONAL SOFTWARE CORP.
COMPUWARE CORP.                                    SOUTHWEST AIRLINES
FLOWERS INDUSTRIES INC.                            TANDY CORP.
INGRAM MICRO INC.                                  UNITED RENTALS INC.
QWEST COMMUNICATIONS INTL. INC.                    WATSON PHARMACEUTICALS INC.


SECTOR ALLOCATION

                             [PIE CHART APPEARS HERE]


Utilities 9%

Capital Goods 10%                                  Technology 20%


Consumer Staples 9%
                                                   Financials 17%
Basic Materials 3%
Cash 1%

Consumer Cyclicals 19%                             Energy 1%
                                                   Health Care 11%

QUANTITATIVE GROWTH & INCOME
--------------------------------------------------------------------------------


INVESTMENT PROFILE                            All Data as of September 30, 1998

INVESTMENT COMMENTARY

Q    From April 1 through September 30, the Fund had a return of -6.81%, ahead of both the -12.23% return for the average large cap fund and -6.98% return for the S&P 500 Index. The Fund's sector weightings proved fruitful in specific areas. The Fund's portfolio was restructured in June to overweight those industries that the Fund's model anticipated would perform the best over the next six months and underweighting the lowest ranked industries. Since June, six of our top ten industries have performed in line with our expectations while four have suffered. Health Care, Household Products, and Retail Drug Stores fall into the winner category while Oil and Gas Drilling, Foods and Aerospace/Defense have suffered. The Fund's September run of the model has identified four new industries. As a result, the Fund will be incorporating Retail Apparel, Diversified Financials, Home Furnishings and Appliances and Homebuilding stocks into the portfolio.

Q    Many of the technology stocks in the portfolio that were particularly hard hit, such as Dell Computer, Compuware, Microsoft and Cisco System have bounced back and handily outperformed the S&P 500 year to date. This supports the Fund's decision to continue holding these issues through the downturn, which was based on the model's favorable outlook for the sector and the individual stocks. Financial stocks also hurt the Fund's performance as loans to hedge funds took their toll on quarterly earnings. The Fund's largest exposure here included BankAmerica and Bankers Trust. We will monitor these positions in the coming weeks to determine if continuing ownership is warranted.

Q    Looking forward our models are indicating a health return for the S&P 500 over the next twelve months. This forecast is based primarily on the current interest rate environment and its effect on the economy. We are confident that the Federal Reserve under Chairman Greenspan has formulated a well mapped out plan which when executed will preserve the economic expansion that the U.S economy has enjoyed over the past several years. We do however caution investors that in our view, the markets for the foreseeable future will continue to be volatile.

PERFORMANCE UPDATE                      Six Months   Year to Date   One Year   Five Years    Ten Years    Since Inception
[__] QUANTITATIVE GROWTH & INCOME        -6.81%         5.25%         1.99%     17.17%         16.45%     5.79%  (5/9/85)
[__] S&P 500 Index                       -6.98%         6.00%         9.05%     19.91%         17.29%    17.11%
     Lipper Growth & Income Average     -12.23%        -2.56%        -1.08%     15.22%         14.19%

CALENDAR YEAR PERFORMANCE ORDINARY SHARES

[GRAPH APPEARS HERE]

FUND INFORMATION

TICKER SYMBOL                 USBOX (ordinary)
                              QGIAX (institutional)
NUMBER OF COMPANIES           101
AVERAGE MARKET CAP            $43.7 billion
PRICE TO BOOK                 4.0
PRICE TO EARNINGS             18.0
ASSETS UNDER MANAGEMENT       $64 million

For more information, contact QUANTITATIVE GROUP of FUNDS at 1-800-331-1244 or www.quantfunds.com

The S&P 500 Index is an unmanaged index of stocks chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks in the United States. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index. The Lipper results are based on the Growth & Income Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective objectives, adjusted for multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the performance of ordinary shares of the Fund, which carry a 12b-1 fee of .50bp., and include the effects of a 1% deferred sales charge. Excluding the effects of the 1% redemption fee for ordinary shares, the returns would have been 3.03%, 17.41%, 16.56% and 15.87%, for the one year, five year, ten year and inception periods, respectively. Similarly, the Calendar Year Performance chart does not reflect the effects of the redemption fee. Institutional Shares of the Fund may be available to clients of some financial advisors without a 12b-1 fee or sales charge, the one year, five year and since inception (3/25/91) returns for Institutional Shares are 3.58%, 17.99% and 16.04% respectively. Share prices will vary and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value to an investment will fluctuate. The Fund's portfolio is subject to change, Distributed by U.S. Boston Capital Corporation.

QUANTITATIVE GROWTH & INCOME
--------------------------------------------------------------------------------

INVESTMENT PROFILE                             All Data as of September 30, 1998


THE QUANTITATIVE GROWTH & INCOME FUND, created in 1985, seeks long-term growth of capital by investing primarily in the common stock of larger, more stable companies. The Fund is designed to be a core United States common stock portfolio that can be utilized either alone or in conjunction with more narrowly differentiated strategies. The Quantitative Growth & Income Fund employs a conservative equity investment strategy that makes it well suited for longer term investors seeking a domestic stock fund for retirement or college planning.

INVESTMENT PROCESS The Fund's investment process begins with a top-down ranking of industries based on forecasts of their relative attractiveness. Strict limits are placed on the concentration of securities that may be purchased within any economic and industry sector to avoid undue risk. In addition, risk controls restrict the percentage of the Fund's assets that can be invested in the stock of a particular company.

BUY AND SELL DISCIPLINE Individual investments are selected from among a universe of 1,000 companies. Stocks within the portfolio are chosen based on rankings produced by a multifactor quantitative model. Revisions to a company's earning estimates, which are published by financial analysts, are closely followed and trends are quantified daily to arrive at a forecast of the actual earnings of the company for the quarter. Each company's stock is then evaluated on the basis of historic earnings, dividends, and asset values, which are compared to the current price of the stock. Based on these and other factors, a company's stock is assigned a "matrix" ranking which determines whether it will be purchased for the Fund or retained in its portfolio.

MANAGEMENT The Quantitative Growth & Income Fund has been managed continuously since inception by a team of analysts and portfolio managers at State Street Global Advisors located in Boston, Massachusetts. The team at State Street responsible for the day-to-day management of the portfolio includes Douglas T. Holmes, CFA, Steven M. Esielonis and Charles Babin, CFA.

TOP TEN HOLDINGS  (Each generally no more than 2-3% of the Fund.)

                           [PIE CHART APPEARS HERE]


ALLERGAN INC.                      DAYTON HUDSON CORP.
AT&T CORP.                         DELL COMPUTER CORP.
CHRYSLER CORP.                     GENERAL ELECTRIC CO.
COMPAQ COMPUTER CORP.              HOME DEPOT INC.
COMPUWARE CORP.                    SCHERING PLOUGH CORP.


SECTOR ALLOCATION

Financials               20%       Consumer Staples         6%
Utilities                 1%       Basic Materials          1%
Capital Goods             5%
Communication Services    5%
Energy                    5%       Technology              30%
Consumer Cyclicals       13%       Health Care             15%

QUANTITATIVE INTERNATIONAL EQUITY
--------------------------------------------------------------------------------


INVESTMENT PROFILE                             All Data as of September 30, 1998


THE QUANTITATIVE INTERNATIONAL EQUITY FUND, created in 1987, provides investors with the opportunity to participate in the growth potential of companies located in developed foreign countries. By investing in ten or more developed foreign countries, the Fund attempts to take advantage of broad international economic trends. Importantly, while the Fund's performance is affected by global and international trends, its returns historically have not been highly correlated to those of the United States' stock markets. Thus, adding the Fund to your portfolio may provide diversification that can reduce your overall risk. However, there are some special risks associated with foreign investing (e.g. currency-exchange fluctuation). Thus, the Fund is designed as a long-term investment and may not be suitable for each investor.

INVESTMENT PROCESS The Fund generally owns stocks of over 100 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. In addition, the Fund also may invest a portion of its assets in emerging markets, such as Argentina and Turkey. This diversification within the Fund, coupled with risk controls that limit the amount of assets that can be invested in certain countries, like Japan, reduce the effect that the performance of any single foreign country can have on the Fund's return.

BUY AND SELL DISCIPLINE The investment process for the Quantitative International Equity Fund relies upon sophisticated quantitative computer models. The Fund utilizes proprietary investment models developed for each individual country. Generally, the Fund searches for stocks with strong value characteristics (e.g., low price relative to book value or earnings), with the expectation that they will outperform growth stocks (e.g., high earnings growth rates) in most markets. In some countries, however, the Fund's models may emphasize growth characteristics, if these factors have been the predominate predictor of share appreciation in that market over time. Individual portfolio positions are examined regularly and country allocations may be adjusted to reflect current forecasts for the market or imbalances resulting from performance.

MANAGEMENT Since its inception, the Quantitative International Equity Fund has been managed by Independence International Associates, Inc. (and its predecessor), a Boston, Massachusetts-based money manager that specializes in the management of international equity portfolios. The portfolio managers for the Fund are David A. Umstead, Ph.D., CFA and Norman H. Meltz.

TOP TEN HOLDINGS  (Each generally no more than 2-3% of the Fund.)

ANGLIAN WATER                                      IRISH LIFE
BAYER HYPO-VEREINS                                 NOKIA
CHUGAL PHARM.                                      TOKYO ELEC. POWER
EDP ELECTRICIDADE                                  UNITED UTILITIES
MONDA MOTOR                                        UPM-KYMMENE


COUNTRY ALLOCATION

                           [PIE CHART APPEARS HERE]


Austria          4%                                Portugal         4%
France           4%                                Sweden           4%
                                                   Netherlands      9%
United Kingdom  12%
                                                   Others*         12%
                                                   (3% or less)
Cash             2%
Japan           24%                                Ireland          8%

                                                   Finland          8%
Germany          4%
Switzerland      8%

QUANTITATIVE INTERNATIONAL EQUITY
--------------------------------------------------------------------------------

INVESTMENT PROFILE

INVESTMENT COMMENTARY

Q From April 1 through September 30, the Fund had a return of -18.38% trailing the -15.56% return for the average developed markets fund and the-13.31% return for the Morgan Stanley EAFE Index. Performance attribution for the period shows that the Fund's under-performance versus the EAFE Index over the past 6 months resulted from its country allocation, its industry allocation and its under-exposure to the largest capitalization stocks which were the least hurt in the "flight to quality" phenomena. Each of these three factors contributed about the same to the performance shortfall.

Q The Fund's country allocations fell on both sides of the performance spectrum. Finland, one of the Fund's largest overweights, was one of only two European countries with positive returns for the period. By contrast, Norway, another overweight, was the worst performing European country due to continued weakness in oil prices.

Q Along the industry dimension, the Fund's overweights in banks and, more broadly, in the financial sector, produced a negative impact on performance. Many of the banks in the portfolio are larger, global banks. These are the types of institutions that were particularly affected by the multiple crises in Asia, Russia, and Latin America, as well as hedge fund exposure.

Q Foreign currency exposure helped the Fund's total return over the 6 months. In total, currency returns added about 3% to the returns the Fund achieved in local terms. All the European currencies the Fund held by investing in European stocks increased in value versus the U.S. dollar. Most European currencies gained more than 10%. On the other side of the world, all the currencies in the Pacific region lost value over the period. The Japanese yen, the Fund's largest currency exposure in the Pacific region fell 2%. Other Pacific currencies fell more with Australia the worst, declining 11%. As we have seen this 6 months, equity markets around the world have all felt the effects of the Asian crisis that began last year. The financial sector has been particularly hard hit. Looking ahead, we think Japan's efforts to address its banking problems will help equities in the Pacific region and reduce pressure on European equities as well. We expect slow growth, on average, over the next past 6 months around the world. We are confident that the worst is behind us and expect positive equity market returns from foreign countries.

PERFORMANCE UPDATE                       Six  months     Year to Date     One Year     Five Years     Ten Years    Since Inception
[_]  QUANTITATIVE INTERNATIONAL EQUITY    -18.38%         -6.24%           -18.62%      2.36%          2.65%       2.27% (7/31/87)
[_]  MSCI EAFE Index                      -13.31%         -0.55%            -8.34%      5.35%          5.10%       5.71%
     Lipper International Funds Average   -15.56%         -3.17%           -10.66%      6.61%          8.79%

CALENDAR YEAR PERFORMANCE ORDINARY SHARES              FUND INFORMATION

[GRAPH APPEARS HERE]                                   TICKER SYMBOL                           USBFX (ordinary)
                                                                                               QIEAX (institutional)
                                                       NUMBER OF COMPANIES                     93
                                                       AVERAGE MARKET CAP                      $17.5 BILLION
                                                       PRICE TO BOOK                           2.5
                                                       PRICE TO EARNINGS                       15.7
                                                       ASSETS UNDER MANAGEMENT                 $24 MILLION

                                                       For more information, contact QUANTITATIVE GROUP of FUNDS at 1-800-331-1244 or www.quantfunds.com

The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. The Lipper results are based on the International Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Average are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distribution.

Past Performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the performance of ordinary shares of the Fund, which carry a 12b- 1 fee of .50bp., and include the effects of a 1% deferred sales charge. Excluding the effects of the 1% redemption fee for ordinary shares, the returns would have been -17.80%, 2.56%, 2.76%, and 2.36%, for the one year, five year, ten year, and inception periods, respectively. Similarly, the Calendar Year Performance chart does not reflect the effects of the redemption fee. Institutional Shares may be available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year and since inception (8/25/94) returns for Institutional Shares are - 17.31% and -0.77% respectively. Share prices will vary and shares may be worth more or less than their original cost at the time of the sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

                                                       Formerly Foreign Frontier

QUANTITATIVE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE                             All Data as of September 30, 1998


THE QUANTITATIVE EMERGING MARKETS FUND is designed to afford investors the opportunity to participate in the overall growth potential of emerging market countries. Over twenty countries located in Europe, Latin America, Africa, the Middle East, and Asia are classified as emerging markets. Many of these countries experienced substantial growth in per capita income and domestic production in the 1980s and 90s. Moreover, continuing improvements in infrastructure are likely to make these countries increasingly productive in years to come.

INVESTMENT PROCESS Rapid economic and political changes in emerging markets have generated investment returns that are impressive over multi-year periods. Annual returns for individual emerging markets, however, have been far more volatile and unpredictable than those of the United States and other developed countries. In fact, it is not uncommon for individual markets to gain significant amounts one year and lose large sums the next. To minimize investors' exposure to the annual performance volatility experienced by individual emerging markets, the Fund invests at all times in eight or more countries.

BUY AND SELL DISCIPLINE At least two, and generally three, broad geographic regions, such as Latin America, Asia, and Europe, will be represented in the Fund's portfolio. Within a geographic region, investments are allocated equally by the manager to selected emerging markets. Systematic rebalancing of portfolio positions among countries assures that diversification will be maintained at desired levels. The Fund has historically employed quantitative investment models to select representative stocks within each country whose collective performance are most likely to mirror the overall performance of that country's stock market. The Fund has recently supplemented this approach with an investment model designed to identify the most attractive stocks in each country on the basis of value and improving fundamentals.

MANAGEMENT The Quantitative Emerging Markets Fund has been managed continuously by Independence International Associates, Inc. (and its predecessor), a Boston, Massachusetts-based money manager that specializes in the management of international equity portfolios. The portfolio managers for the Emerging Markets Fund are Norman H. Meltz, and David A. Umstead, Ph.D., CFA.

SPECIAL CONSIDERATIONS The Quantitative Emerging Markets Fund was created specifically for long-term investors who are willing to accept greater risk, including losses, in the pursuit of higher returns. Although the Fund offers many investors an excellent opportunity to diversify their existing domestic and international portfolios, it also may be more volatile than other funds and presents special risks, like political uncertainty and currency exchange fluctuation, and therefore may not be suitable for every investor.

TOP TEN HOLDINGS (Each generally no more than 2-3% of the Fund.)

ALPHA CREDIT BANK                  OTE
BANCO COMERCIAL PORTUGUESE         PTT EXPLORATION & PRODUCTION
ELECTRICITY GENERATING             TELEFONICA DE ARGENTINA
MSCI TAIWAN OPAL B                 TELEFONICA DEL PERU
NATL. BANK OF GREECE               TELEFONOS DE MEXICO


                           [PIE CHART APPEARS HERE]

COUNTRY ALLOCATION                 ???????

Cash            5%                 South Africa        5%
Brazil          6%                 Others*             7%
Mexico          8%                 China               4%
Thailand        5%                 Greece             13%
Turkey          5%
Taiwan          8%                 Argentina           7%
                                   Chile               5%
Portugal       10%
                                   India               7%
Peru            5%

                                                       Formerly Foreign Frontier

QUANTITATIVE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE                             All Data as of September 30, 1998

INVESTMENT COMMENTARY

Q In the past six months of turmoil in world equity markets, the Fund (-28.75%) has held up well by significantly outperforming the MSEMF index (-40.42%) and the average emerging markets fund (-38.63%) significantly. Both country allocation and stock selection contributed to the Fund's superior returns. The Fund held a more equally distributed set of country exposures than the index, providing greater diversification, and the resulting underweights in the large markets of Brazil, South Africa, and Mexico were beneficial. Stock selection in the majority of our countries outperformed the local indexes due to a combination of more successful fundamentals and better value.

Q The Fund has employed a stock selection strategy based upon research indicating that a higher return may accrue over time to higher value securities where earnings fundamentals are improving. The strategy involves selecting stocks having higher value relative to forecast earnings, growth, and asset values within each market. Some of the main contributors to performance this year were Bank Itau in Brazil and Credit Bank in Greece which have high growth in deposits, and opportunities to purchase newly privatized state owned banks. Anglo American, the largest mining and finance company in South Africa, and Dogan Holding, a multi-industry stock in tourism and insurance in Turkey also enhanced the Fund by outperforming their country indexes.

Q September was truly a breath of fresh air for equity markets, and reflected the likely rebound in emerging markets we foresee beginning over the next year. Most countries have made positive steps to reduce debt, restructure the banking industry, privatize state owned companies, create more transparent accounting standards, and reduce restrictions on foreign investment. These countries warrant reconsideration of their relative attractiveness. We expect to gradually increase the Fund's allocation in Asian markets as their restructuring progresses. Since forecasts for developed markets have retreated to more realistic levels, emerging markets now offer forecasted earnings growth in line with developed markets, but at only half the price.

PERFORMANCE UPDATE                        Six Months     Year to Date     One Year     Since Inception
[___] QUANTITATIVE EMERGING MARKETS        -28.57%          -28.29%       -41.26%      -13.40% (10/3/94
[___] Morgan Stanley EMG Index             -40.42%          -36.72%       -47.81%      -17.02%
      Lipper Emerging Mkts Funds Average   -38.63%          -35.59%       -46.46%

CALENDAR YEAR PERFORMANCE ORDINARY SHARES

                             [GRAPH APPEARS HERE]

FUND INFORMATION

TICKER SYMBOL                 QFFOX (ordinary)
                              QEMAX (institutional)
NUMBER OF COMPANIES           146
ASSETS UNDER MANAGEMENT       $8 million

For more information, contact QUANTITATIVE GROUP of FUNDS at 1-800-331-1244 or www.quantfunds.com

The Morgan Stanley Capital International Emerging Markets Global ("EMG") Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. The Lipper results are based on the Lipper Emerging Markets Funds Average, comprised of mutual funds with similar objectives, determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are equally weighted, comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This information may be used only when preceded or accompanied by a prospectus. Returns reflect the performance of ordinary shares of the Fund, which carry a 12b-1 fee of -.50bp and include the effects of a 1% deferred sales charge. Excluding the effects of the 4% redemption fee for ordinary shares, the returns would have been -40.67%, and-13.18%, for the one year and inception periods, respectively. Similarly, the Calendar Year Performance chart does not reflect the effects of the redemption fee. Institutional Shares may be available to clients of some financial advisors without a 12b-1 fee or sales charge. The one year and since inception (4/2/96) returns for Institutional Shares are -40.17 and -15.48 respectively. Share prices will vary and shares may be worth more or less than their original cost at the time of the sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANTITATIVE FOREIGN VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE                          All Data as of September 30, 1998

THE QUANTITATIVE FOREIGN VALUE FUND, provides Investors with the opportunity to participate in the growth potential of companies predominantly located in developed foreign countries. Importantly, the returns of the developed foreign markets historically have not been highly correlated to those of the United States' stock markets, as represented by broadbased stock indices. Thus, adding the Fund to your portfolio may provide a measure of diversification that can reduce your overall investment risk. However, there are some special risks associated with foreign investing (e.g. currency exchange fluctuation). Thus, the Fund is designed as a long-term investment and may not be suitable for each investor.

INVESTMENT PROCESS. The Fund will generally own stocks of 25-40 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. In addition, the Fund also may invest a portion of its assets in emerging markets, such as Mexico and Thailand. This diversification within the Fund, coupled with the fact that the operation of the Fund's investment model will generally lead the Fund to be invested in 10 or more countries, reduces the likelihood that negative performance of a single country will significantly impact the Fund's return.

BUY AND SELL DISCIPLINE. The investment process for the Quantitative Foreign Value Fund combines both quantitative and fundamental techniques. The Fund's approach is primarily "bottom up", searching for individual stocks with strong, undervalued cash flows, regardless of location or industry. The Fund uses proprietary computer models to rank countries and industries on the basis of value and to narrow a universe of 12,000 down to 300 to 500 deserving of further consideration. Recognizing the difficulty of getting complete information about companies in some foreign markets, the Fund supplements the screening process by performing in-depth financial and fundamental analysis including communications with the management of prospective investments prior to investing.

MANAGEMENT. The Fund is managed by Bernard R. Horn, Jr., President of Polaris Capital Management, Inc., a Boston, Massachusetts based money manager that specializes in the management of international equity portfolios. Mr. Horn brings nearly 20 years of international investment experience to the Fund.

TOP TEN HOLDINGS  (Each generally no more than 3-4% of the Fund.)

ARISAWA MFG. CO.                                     SAPPL
FUTABA INDUSTRIAL                                    TAKEFUJI CORP.
METHANEX CORP.                                       TOYOTA MOTOR CORP.
NEPTUNE MARITIME OY.                                 UNION ELEC. FENOSA
RHI AG.                                              VTECH HLDGS

COUNTRY ALLOCATION                                          ???????????

                           [PIE CHART APPEARS HERE]

                                                     Canada       3%
Cash          10%                                    Finland      8%
Other Europe* 17%                                    Germany     10%
                                                     Hong Kong    5%
Thailand       2%
Mexico         3%
Sweden         4%                                    Japan       19%
Spain          6%
South Africa   6%                                    Netherlands  7%

QUANTITATIVE FOREIGN VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE                             All Data as of September 30, 1998



INVESTMENT COMMENTARY


Q The Fund began fully implementing its investment strategy on July 1. For the period from July 1 to September 30, the Fund had a return of -18.00%, trailing the -14.22% return for the Morgan Stanley EAFE Index and the -16.16% return for the average developed markets fund. The Fund was adversely effected by general market conditions in the period. The Fund's 19% weighting in Japan, and positions in Spain and Hong Kong performed well. Declines in the remainder of the portfolio offset this stronger performance. The Fund focused away from sectors in the market that performed exceptionally well in the first six months of 1998 because the valuations of those companies had increased to levels beyond where they valued by the Fund's investment model. European equity markets fit this profile. Asian markets, while attractive on a value basis, were not acceptable due to the financial and economic risks associated with these markets.

Q The best performing stock for the quarter was Vtech, the Hong Kong maker of portable phones and electronic learning toys for preschoolers. Union Fenosa, the large Spanish utility, responded well to a strong Spanish economy, lower interest rates, and favorable regulatory developments. Other solid performers included the Fund's Japanese holdings (19% of the portfolio), the Dutch printer Roto Smeets de Boer, and Italian energy company ENI.

Q The largest declines in the portfolio occurred in oil, cyclical, and banking companies. Lukoil, the Russian oil company, declined sharply, due to the decline in the value of the Russian ruble. Although Lukoil continues to make progress in its transformation, the political turmoil within Russia overwhelmed the value in its oil reserves. Weak oil prices due to slower economic growth also affected the other oil producing company in the portfolio -- Norsk Hydro. Both stocks were sold during the quarter since we believed that recent large oil discoveries will keep oil prices down in a world where demand is falling.

Q The extreme market volatility has created strong opportunities for the Fund's value strategy. The Fund's investment process currently includes a fresh list of excellent long-term investments. The Fund's current strategy is to modify its holdings of European equities. European equities, which were up 40% to 50% at mid year, are now flat to down. Consequently, the Fund is retaining some European positions and adding others that have fallen to very attractive levels. We have a cautious stance on Asia due to financial risk in many companies there. However, some of the best values in the world exist in Asia at this time, and we will continue to cautiously pursue investment opportunities there.


PERFORMANCE UPDATE                                Three Months        Since Inception

[____] QUANTITATIVE FOREIGN VALUE                      -18.00%          -18.00% (7/1/98)
[____] MSCI EAFE Index                                 -14.22%          -14.22%
       Lipper International Funds Average              -16.16%


   FUND INFORMATION

TICKER SYMBOL                 None
NUMBER OF COMPANIES           31
ASSETS UNDER MANAGEMENT       $5 million

For more information, contact QUANTITATIVE GROUP of FUNDS at 1-800-331-1244 or www.quantfunds.com

The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. The Lipper results are based on the International Funds Average, comprised of mutual funds with similar objectives,determined by Lipper and as published in the Wall Street Journal. Lipper Mutual Funds Averages are comprised of all of the mutual funds within their respective investment objectives, excluding multiple share classes, and are adjusted for the reinvestment of capital gains distributions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information may be used only when preceded or accompanied by a prospectus. Returns are for a limited period of time and reflect the performance of ordinary shares of the Fund, which carry a 12b-1 fee of .25bp, but exclude the effects of a 1% deferred sales charge. The since inception return is not annualized. Institutional Shares may be available to clients of some financial advisors without a 12b-1 fee of sales charge. Share prices will vary and shares may be worth more or less than their original cost at the time of the sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

[LOGO APPEARS HERE]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE SMALL CAP FUND
--------------------------------------------------------------------------------
COMMON STOCK--98.4%

                                                Shares    Value
AUTOMOBILES--1.6%
 Avis Rent-A-Car Inc. (a)                       38,565 $   831,558
                                                       -----------
BANKS--2.8%
 Independence Community Bank Corporation        57,765     812,320
 PFF Bancorp Inc. (a)                           40,885     623,496
                                                       -----------
                                                         1,435,816
                                                       -----------
BUSINESS SERVICES--5.1%
 American Capital Strategies Limited            39,610     641,187
 Complete Business Solutions Inc. (a)           32,755     941,706
 Henry Jack and Associates Inc.                 21,295   1,016,836
                                                       -----------
                                                         2,599,729
                                                       -----------
CHEMICALS--2.0%
 Calgon Carbon Corporation                      62,600     465,587
 Mississippi Chemical Corporation               43,630     529,014
                                                       -----------
                                                           994,601
                                                       -----------
COMPUTERS & BUSINESS
 EQUIPMENT--4.5%
 American Management Systems Inc. (a)           32,630     893,246
 Wang Laboratories Inc. (a)                     16,745     324,434
 Xircom Inc. (a)                                43,325   1,061,463
                                                       -----------
                                                         2,279,143
                                                       -----------
DRUGS & HEALTH CARE--16.7%
 Curative Health Services Inc. (a)              32,570     997,456
 Monarch Dental Corporation (a)                 65,600     865,100
 NBTY Inc. (a)                                  34,645     272,829
 Orthodontic Centers of America Inc. (a)        54,625     911,555
 PathoGensis Corporation (a)                    16,735     558,531
 Priority Healthcare Corporation, Class B (a)   38,535     881,488
 PSS World Medical Inc. (a)                     45,895     849,058
 Quorum Health Group Inc. (a)                   29,765     483,681
 Steris Corporation (a)                         41,430   1,170,398
 Sunrise Assisted Living Inc. (a)               22,865     784,555
 Sybron International Corporation Wisconsin (a) 39,405     753,621
                                                       -----------
                                                         8,528,272
                                                       -----------
ELECTRICAL EQUIPMENT--6.0%
 AFC Cable Systems Inc. (a)                     25,450     604,437
 Antec Corporation (a)                          40,235     618,613
 Cable Design Technologies Corporation (a)      39,305     501,139
 Jabil Circuit Inc. (a)                         14,700     510,825
 Watsco Inc. (a)                                55,607     834,105
                                                       -----------
                                                         3,069,119
                                                       -----------
ELECTRONICS--1.5%
 Gentex Corporation (a)                         51,470     772,050
                                                       -----------
FINANCIAL SERVICES--3.3%
 ARM Financial Group Inc., Class A              51,855     920,426
 Richmond County Financial Corporation          49,040     735,600
                                                       -----------
                                                         1,656,026
                                                       -----------

                                                 Shares    Value
FOOD & BEVERAGES--5.5%
 Earthgrains Company                             35,940 $ 1,111,894
 Flowers Industries Inc.                         42,775     933,029
 Ralcorp Hldgs Inc. (a)                          54,345     760,830
                                                        -----------
                                                          2,805,753
                                                        -----------
HOUSEHOLD APPLIANCES &
 FURNISHINGS--1.4%
 Furniture Brands International Inc. (a)         35,630     694,785
                                                        -----------
INSURANCE--7.8%
 Annuity and Life Reinsurance Holdings           13,205     260,799
 Fremont General Corporation                     21,005   1,008,240
 Mutual Risk Management Ltd.                     26,440     935,315
 NAC Real Estate Corporation                     19,120     941,660
 Reliance Group Holdings Inc.                    58,260     819,281
                                                        -----------
                                                          3,965,295
                                                        -----------
LEISURE TIME--1.7%
 Championship Auto Racing Team (a)               34,965     854,457
                                                        -----------
LIQUOR--0.2%
 Coors Adolph Company, Class B                    2,165      99,387
                                                        -----------
MISCELLANEOUS--1.7%
 United Rentals Inc. (a)                         35,893     859,189
                                                        -----------
OFFICE FURNISHINGS & SUPPLIES--3.6%
 Reynolds & Reynolds Company, Class A            60,850   1,083,891
 United Stationers Inc. (a)                      32,300     771,162
                                                        -----------
                                                          1,855,053
                                                        -----------
PETROLEUM SERVICES--1.5%
 Friede Goldman International Inc. (a)           31,620     498,015
 Veritas DGC Inc. (a)                            14,910     248,811
                                                        -----------
                                                            746,826
                                                        -----------
POLLUTION CONTROL--1.6%
 Allied Waste Industries Inc. (a)                15,430     360,676
 MPW Industrial Services Group Inc. (a)          49,270     468,065
                                                        -----------
                                                            828,741
                                                        -----------
PUBLISHING--2.0%
 Consolidated Graphics Inc. (a)                  19,620     745,560
 Mail-Well Holdings Inc. (a)                     31,310     268,092
                                                        -----------
                                                          1,013,652
                                                        -----------
REAL ESTATE--7.7%
 Boston Properties Inc.                          29,295     834,908
 Capital Automotive Real Estate Investment Trust 57,350     670,278
 Entertainment Properties Trust                  56,640   1,047,840
 FelCor Lodging Trust Inc.                       25,985     631,760
 Intrawest Corporation                           22,800     349,125
 Suburban Lodges America Inc. (a)                60,095     401,885
                                                        -----------
                                                          3,935,796
                                                        -----------

--------------------------------------------------------------------------------

                                                           [LOGO  APPEARS HERE]
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE SMALL CAP FUND--CONTINUED
-------------------------------------------------------------------------------
COMMON STOCK--Continued

                                     Shares     Value
RETAIL TRADE--8.5%
 BJ's Wholesale Club Inc. (a)         26,005 $   955,684
 Cash American International Inc.     41,680     463,690
 Chico's Fashion Inc. (a)             10,020     161,573
 Mens Wearhouse Inc.                  34,727     599,041
 Michaels Stores Inc. (a)             31,970     815,235
 Oakley Inc. (a)                      71,045     683,808
 Sunglass Hut International Inc. (a) 116,630     670,623
                                             -----------
                                               4,349,654
                                             -----------
SAVINGS AND LOAN--1.4%
 Astoria Financial Corporation        16,930     713,176
                                             -----------
SOFTWARE--8.4%
 Hyperion Solutions Corporation (a)   21,380     463,679
 Learning Company Inc. (a)            42,950     850,947
 Rational Software Corporation (a)    64,585   1,085,835
 Sterling Software Inc. (a)           33,710     929,132
 Wind River Systems Inc. (a)          19,735     932,479
                                             -----------
                                               4,262,072
                                             -----------
TIRES & RUBBER--1.9%
 Safeskin Corporation (a)             31,390     990,747
                                             -----------
 TOTAL COMMON STOCK
  (Cost $53,836,203)                         $50,140,897
                                             ===========

SHORT TERM INVESTMENTS--1.6%

                                                        Par Value    Value
 State Street Repo 4.000%, 10/01/98 (Cost $824,000)
  (Dated 09/30/98), Collateralized by $610,000 U.S.
  Treasury Bond 8.125%, 08/15/21, Market Value
  $845,041, Repurchase Proceeds $824,092.               $824,000  $   824,000
                                                                  -----------
 TOTAL SHORT TERM INVESTMENTS
  (Cost $824,000)                                                 $   824,000
                                                                  -----------
 TOTAL INVESTMENTS--100%
  (Cost $54,660,203) (b)                                          $50,964,897
                                                                  ===========

(a) Non-income producing Security.
(b) At September 30, 1998, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $54,660,203 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 4,764,986
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (8,460,292)
                                                                -----------
   Net unrealized depreciation                                  $(3,695,306)
                                                                ===========

-------------------------------------------------------------------------------

[LOGO APPEARS HERE]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE MID CAP FUND
--------------------------------------------------------------------------------
COMMON STOCK--98.0%

                                         Shares    Value
AEROSPACE--6.2%
 Cordant Technologies Inc.                7,320 $   309,728
 Gulfstream Aerospace Corporation (a)     7,570     304,693
 Sundstrand Corporation                   5,335     247,411
                                                -----------
                                                    861,832
                                                -----------
AIR TRAVEL--2.6%
 Southwest Airlines Company              18,307     366,140
                                                -----------
APPAREL & TEXTILES--3.7%
 Tommy Hilfiger Corporation (a)           5,210     213,610
 Shaw Industries Inc.                    18,850     306,312
                                                -----------
                                                    519,922
                                                -----------
AUTOMOBILES--2.1%
 Lear Corporation (a)                     6,585     288,094
                                                -----------
BUILDING CONSTRUCTION--1.4%
 McDermott J. Ray S.A. (a)                6,575     197,661
                                                -----------
BUSINESS SERVICES--2.1%
 Quintiles Transnational Corporation (a)  6,825     298,594
                                                -----------
CHEMICALS--1.8%
 Cabot Corporation                       10,320     257,355
                                                -----------
COMPUTERS & BUSINESS
 EQUIPMENT--10.8%
 Citrix Systems (a)                       5,805     412,155
 Ingram Micro Inc., Class A (a)           8,660     463,851
 Seagate Technology (a)                  11,530     288,971
 Tandy Corporation                        6,385     341,597
                                                -----------
                                                  1,506,574
                                                -----------
DRUGS & HEALTH CARE--8.0%
 Allegiance Corporation                  10,520     312,970
 Quorum Health Group Inc. (a)            12,207     198,364
 Total Renal Care Holdings (a)           11,416     273,984
 Watson Pharmaceuticals Inc. (a)          6,715     340,786
                                                -----------
                                                  1,126,104
                                                -----------
ELECTRIC UTILITIES--2.1%
 Montana Power Company                    6,595     294,714
                                                -----------
ELECTRONICS--2.1%
 Micron Technology Inc. (a)               9,445     287,482
                                                -----------
FINANCIAL SERVICES--1.0%
 Capital One Financial Corporation        1,405     145,417
                                                -----------
FOOD & BEVERAGES--6.4%
 Dean Foods Company                       6,280     276,320
 Flowers Industries Inc.                 15,360     335,040
 Quaker Oats Company                      4,925     290,575
                                                -----------
                                                    901,935
                                                -----------
FOREST PRODUCTS--1.4%
 Georgia-Pacific Corporation              4,395     200,522
                                                -----------
GAS & PIPELINE UTILITIES--2.0%
 Washington Gas Light Company            10,160     281,305
                                                -----------

                                             Shares    Value
INSURANCE--11.6%
 ACE Limited                                  9,465 $   283,950
 CMAC Investment Corporation                  5,130     223,155
 Nationwide Financial Services Inc., Class A  7,140     324,424
 Ohio Casualty Corporation                    6,390     247,612
 Old Republic International Corporation      10,462     235,395
 Provident Companies Inc.                     9,090     306,788
                                                    -----------
                                                      1,621,324
                                                    -----------
INVESTMENT COMPANIES--1.8%
 T. Rowe Price & Associates Inc.              8,595     252,478
                                                    -----------
MISCELLANEOUS--3.5%
 United Rentals Inc. (a)                     14,360     343,742
 Weatherford International Inc.               6,930     149,861
                                                    -----------
                                                        493,603
                                                    -----------
REAL ESTATE--1.8%
 Crescent Real Estate Equities                9,650     243,662
                                                    -----------
RETAIL GROCERY--2.0%
 Kroger Company                               5,695     284,750
                                                    -----------
RETAIL TRADE--5.7%
 Abercrombie & Fitch Company, Class A (a)     5,840     256,960
 Barnes & Noble Inc. (a)                     10,485     283,095
 TJX Companies Inc.                          14,200     252,938
                                                    -----------
                                                        792,993
                                                    -----------
SAVINGS AND LOAN--2.2%
 Dime Bancorp Inc.                           12,175     308,180
                                                    -----------
SOFTWARE--9.9%
 Cadence Design Systems Inc.                  5,470     139,827
 Compuware Corporation (a)                    6,960     409,770
 Intuit Inc. (a)                              5,265     245,152
 Rational Software Corporation (a)           19,400     326,162
 Solectron Corporation (a)                    5,480     263,040
                                                    -----------
                                                      1,383,951
                                                    -----------
TELECOMMUNICATION SERVICES--4.8%
 Qwest Communications Intl Inc. (a)          11,461     358,873
 Valassis Communications Inc. (a)             7,930     317,200
                                                    -----------
                                                        676,073
                                                    -----------
TIRES & RUBBER--1.0%
 Safeskin Corporation (a)                     4,470     141,084
                                                    -----------
 TOTAL COMMON STOCK
 (Cost $13,547,181)                                 $13,731,749
                                                    ===========

-------------------------------------------------------------------------------

                                                            [LOGO APPEARS HERE]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE MID CAP FUND--CONTINUED
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--2.0%

                                                         Par Value    Value
 State Street Repo 4.000%, 10/01/98 (Cost $275,000)
  (Dated 09/30/98), Collateralized by $190,000 U.S.
  Treasury Bond 13.750%, 08/15/04, Market Value
  $282,417, Repurchase Proceeds $275,031.                $275,000  $   275,000
                                                                   -----------
 TOTAL SHORT TERM INVESTMENTS (Cost $275,000)                      $   275,000
                                                                   ===========
 TOTAL INVESTMENTS--100%
  (Cost $13,822,181) (b)                                           $14,006,749
                                                                   ===========

(a) Non-income producing Security
(b) At September 30, 1998, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $13,822,181 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 1,592,356
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (1,407,788)
                                                                -----------
   Net unrealized appreciation                                  $   184,568
                                                                ===========

--------------------------------------------------------------------------------

[LOGO APPEARS HERE]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
COMMON STOCK--100.0%

                               Shares    Value
AEROSPACE--2.3%
 General Dynamics Corporation  17,200 $   863,225
 Sundstrand Corporation        13,200     612,150
                                      -----------
                                        1,475,375
                                      -----------
AIR TRAVEL--0.3%
 Delta Air Lines Inc. Delaware  1,100     106,975
 U.S. Airways Group Inc. (a)    1,900      96,187
                                      -----------
                                          203,162
                                      -----------
AUTOMOBILES--4.2%
 Chrysler Corporation          25,300   1,211,238
 Ford Motor Company            23,100   1,084,256
 Volkswagen A.G. (c)           25,000     360,485
                                      -----------
                                        2,655,979
                                      -----------
BANKS--7.3%
 AmSouth Bancorporation         9,675     330,159
 BankAmerica Corporation       13,800     829,725
 Bankers Trust NY Corporation   7,500     442,500
 Charter One Financial Inc.    15,540     386,557
 Comerica Inc.                 13,800     756,413
 First Chicago NBD Corporation  1,700     116,450
 First Union Corporation        6,100     312,244
 Fleet Financial Group Inc.     8,000     587,500
 National City Corporation      1,200      79,125
 PNC Bank Corporation          13,500     607,500
 Republic New York Corporation  5,000     197,500
                                      -----------
                                        4,645,673
                                      -----------
BROADCASTING--1.5%
 Comcast Corporation, Class A  13,000     610,188
 MediaOne Group Inc. (a)        7,100     315,506
                                      -----------
                                          925,694
                                      -----------
BUSINESS SERVICES--1.2%
 Comdisco, Inc.                40,700     554,537
 Deluxe Corporation             4,100     116,594
 IMS Health Inc.                1,800     111,488
                                      -----------
                                          782,619
                                      -----------
COMPUTERS & BUSINESS
 EQUIPMENT--16.0%
 Apple Computer (a)            30,000   1,143,750
 Cisco Systems Inc. (a)        17,100   1,056,994
 Compaq Computer Corporation   47,500   1,502,188
 Dell Computer Corporation (a) 56,000   3,682,000
 Honeywell, Inc.                5,000     320,313
 Pitney Bowes Inc.             13,200     693,825
 Tech Data Corporation (a)      2,500     125,156
 Unisys Corporation (a)        35,600     809,900
 Xerox Corporation              9,900     839,025
                                      -----------
                                       10,173,151
                                      -----------
CONSTRUCTION & MINING
 EQUIPMENT--1.3%
 Caterpillar Inc.              18,100     806,581
                                      -----------
CONSTRUCTION MATERIALS--0.3%
 USG Corporation                4,400     190,300
                                      -----------

                                        Shares    Value
DOMESTIC OIL--1.1%
 Amerada Hess Corporation                3,900 $   224,981
 Phillips Petroleum Company             10,100     455,763
                                               -----------
                                                   680,744
                                               -----------
DRUGS & HEALTH CARE--15.7%
 Allegiance Corporation                 23,600     702,100
 Allergan, Inc.                         21,500   1,255,063
 Amgen Inc. (a)                          6,000     453,375
 Bausch & Lomb Inc.                      2,400      94,500
 Biogen Inc. (a)                         9,200     605,475
 Bristol-Myers Squibb Company            5,100     529,762
 Merck & Company Inc.                    2,700     349,819
 PacifiCare Health Systems, Class B (a)  8,200     610,900
 Pharmacia & Upjohn Inc.                22,800   1,144,275
 Pfizer, Inc.                            8,100     858,094
 Schering-Plough Corporation            24,200   2,506,212
 Warner-Lambert Company                 11,200     845,600
                                               -----------
                                                 9,955,175
                                               -----------
ELECTRICAL EQUIPMENT--2.3%
 General Electric Company               18,200   1,448,037
                                               -----------
ELECTRONICS--4.6%
 Intel Corporation                       8,500     728,875
 Lexmark International Group Inc. (a)   15,600   1,081,275
 Lucent Technologies Inc.                7,688     530,952
 SCI Systems Inc. (a)                   12,900     347,494
 Tellabs Inc. (a)                        5,800     230,913
                                               -----------
                                                 2,919,509
                                               -----------
FINANCIAL SERVICES--1.4%
 Countrywide Credit Industries Inc.      8,000     333,000
 Federal National Mortgage Association   8,200     526,850
                                               -----------
                                                   859,850
                                               -----------
FOOD & BEVERAGES--3.9%
 Flowers Industries Inc.                16,100     351,181
 Heinz H.J. Company                     14,000     715,750
 Interstate Bakeries Corporation        24,300     753,300
 McCormick & Company Inc.               15,100     438,844
 Supervalu Inc.                         10,000     233,125
                                               -----------
                                                 2,492,200
                                               -----------
GAS & PIPELINE UTILITIES--1.0%
 Marketspan Corporation                 11,264     323,136
 National Fuel Gas Company (N.J.)        6,700     314,900
                                               -----------
                                                   638,036
                                               -----------
HOTELS & RESTAURANTS--0.9%
 Tricon Global Restaurants Inc. (a)     14,900     581,100
                                               -----------
HOUSEHOLD PRODUCTS--0.2%
 Dial Corporation                        5,200     107,250
                                               -----------
INDUSTRIAL MACHINERY--0.7%
 Parker-Hannifin Corporation            15,930     472,922
                                               -----------

-------------------------------------------------------------------------------

                                                            [LOGO APPEARS HERE]
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE GROWTH AND INCOME FUND--CONTINUED
-------------------------------------------------------------------------------
COMMON STOCK--Continued

                                      Shares    Value
INSURANCE--7.5%
 Ambac Financial Group Inc.            6,200 $   297,600
 American General Corporation         12,700     811,212
 CIGNA Corporation                    12,900     853,013
 Conseco Inc.                         16,000     489,000
 Everest Reinsurance Holdings         14,800     552,225
 Fremont General Corporation          15,700     753,600
 Lincoln National Corporation          8,100     666,225
 Marsh & McLennan Companies Inc.       6,450     320,887
                                             -----------
                                               4,743,762
                                             -----------
INTERNATIONAL OIL--4.0%
 Amoco Corporation                     6,400     344,800
 Chevron Corporation                   8,600     722,938
 Exxon Corporation                     3,500     245,656
 Mobil Corporation                     5,200     394,875
 Texaco Inc.                          13,500     846,281
                                             -----------
                                               2,554,550
                                             -----------
INVESTMENT COMPANIES--0.6%
 Bear Stearns Companies Inc.          12,762     394,824
                                             -----------
MISCELLANEOUS--1.2%
 General Instrument Corporation (a)   36,000     778,500
                                             -----------
RETAIL TRADE--7.2%
 Dayton Hudson Corporation            34,000   1,215,500
 Federated Department Stores Inc. (a)  1,700      61,837
 GAP Inc.                              3,700     195,175
 Home Depot Inc.                      30,000   1,185,000
 May Department Stores Company        10,400     535,600
 Rite Aid Corporation                 11,000     390,500
 Sears, Roebuck & Company              3,600     159,075
 TJX Companies Inc.                   31,200     555,750
 Tiffany & Company                     9,300     291,788
                                             -----------
                                               4,590,225
                                             -----------
SOFTWARE--7.3%
 Autodesk, Inc.                       19,500     511,875
 Compuware Corporation (a)            35,300   2,078,287
 Microsoft Corporation (a)             9,400   1,034,588
 Oracle Corporation (a)               34,400   1,001,900
                                             -----------
                                               4,626,650
                                             -----------
TELECOMMUNICATION SERVICES--0.5%
 Northern Telecom Limited              9,360     299,520
                                             -----------
TELEPHONE--4.6%
 AT&T Corporation                     26,700   1,560,281
 Ameritech Corporation                18,900     895,388
 U.S. West Inc.                        8,593     450,595
                                             -----------
                                               2,906,264
                                             -----------

                          Shares    Value
TOBACCO--0.9%
 UST Inc.                 12,200 $   360,662
 Universal Corporation VA  5,800     207,350
                                 -----------
                                     568,012
                                 -----------
 TOTAL COMMON STOCK
  (Cost $49,424,424) (b)         $63,475,664
                                 ===========

(a) Non-income producing Security
(b) At September 30, 1998, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $49,424,424 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $17,703,595
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (3,652,355)
                                                                -----------
   Net unrealized appreciation                                  $14,051,240
                                                                ===========

(c) ADR--American Depository Receipt
-------------------------------------------------------------------------------

[LOGO APPEARS HERE]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
COMMON STOCK--97.9%

 Australia National Industries             283,414 $   124,273
 Leighton Holdings                          49,700     162,268
 Orica Limited (b)                          41,295     200,649
                                                   -----------
                                                       487,190
                                                   -----------
AUSTRIA--4.2%
 Austria Mikros System (b)                   3,020     115,022
 Bank Austria AG                             4,100     175,871
 Bohler Uddeholm                            10,300     447,083
 OMV AG                                      3,150     282,333
                                                   -----------
                                                     1,020,309
                                                   -----------
BELGIUM--1.9%
 Fortis AG                                   1,400     348,711
 Petrofina SA                                  300     110,128
                                                   -----------
                                                       458,839
                                                   -----------
DENMARK--1.3%
 Novo-Nordisk AS, Class B                    2,550     307,181
                                                   -----------
FINLAND--7.7%
 Nokia (AB) OY, Class A                     15,000   1,191,858
 Sampo, Class A                              6,300     179,787
 UPM-Kymmene OY                             21,000     481,168
                                                   -----------
                                                     1,852,813
                                                   -----------
FRANCE--3.8%
 Axa-Uap (b)                                 3,250     297,734
 Cie Fin Paribas                             2,700     145,612
 Peugeot SA                                    750     131,042
 Promodes                                      350     213,382
 Suez Lyonnaise Des Eaux                       704     119,922
                                                   -----------
                                                       907,692
                                                   -----------
GERMANY--4.2%
 Bayerische Hypoth-Und Vereins              11,733     864,156
 Deutsche Bank AG (b)                        2,850     147,283
                                                   -----------
                                                     1,011,439
                                                   -----------
HONG KONG--0.1%
 Wharf (Holdings) (warrants exp. 12/31/99)  22,650         430
                                                   -----------
IRELAND--8.0%
 Allied Irish Banks                         25,600     374,940
 Clondalkin Group                           26,900     178,835
 CRH                                        33,200     419,267
 Irish Life                                 67,600     500,090
 Jurys Hotel Group                          14,400     115,136
 Kerry Group                                19,200     223,816
 Smurfit (Jefferson)                        77,100     115,226
                                                   -----------
                                                     1,927,310
                                                   -----------
ITALY--1.3%
 Burgo (Cartiere) Spa                       54,600     306,301
                                                   -----------

                                          Shares    Value
JAPAN--21.2%
 Acom Company                              4,900 $   263,285
 Canon Inc.                               16,000     347,130
 Casio Computer Company (b)               58,000     369,811
 Chugai Pharmaceutical Company            97,000     662,501
 Dainippon Ink & Chemicals                57,000     122,907
 Fuji Photo Film Company                   6,000     211,575
 Fujitsu (b)                              14,000     120,933
 Honda Motor Company                      16,000     486,073
 Kansai Electric Power Company (b)         7,000     120,676
 Mitsubishi Corporation                   45,000     217,415
 Mitsui Mining & Sm                       28,000     121,414
 Orix Corporation                          2,500     171,260
 Sankyo Company                            6,000     135,691
 Sekisui House                            31,000     251,667
 Sony Corporation                          6,000     433,109
 Sumitomo Metal Mining                    64,000     201,925
 Tokyo Electric Power Company             29,000     554,079
 Toyota Motor Corporation                  9,000     209,059
 Yokogawa Electric (b)                    25,000     101,753
                                                 -----------
                                                   5,102,263
                                                 -----------
NETHERLANDS--9.3%
 Getronics NV                              3,550     161,162
 Heineken NV                               7,000     329,190
 IHC Caland NV                             2,500     117,701
 ING Groep NV                              9,400     423,745
 KLM                                       7,250     182,852
 Koninklijke Hoogovens NV                  5,250     147,185
 Koninklijke KPN NV                        6,050     186,959
 Philips Electronic                        3,400     183,237
 TNT Post Groep NV                         6,050     154,193
 Unilever NV                               5,500     346,351
                                                 -----------
                                                   2,232,575
                                                 -----------
NORWAY--3.1%
 Christiania Bank (b)                     37,800     120,156
 Elkem AS                                 18,220     202,061
 Norske Skogsindustrier                    9,710     243,603
 Storebrand ASA                           25,180     173,679
                                                 -----------
                                                     739,499
                                                 -----------
PORTUGAL--3.7%
 BPI Soc Gestora                          11,000     303,594
 Electric De Portugal                     26,100     597,940
                                                 -----------
                                                     901,534
                                                 -----------
SPAIN--2.0%
 Iberdrola SA                             14,377     239,557
 Repsol SA                                 5,600     241,744
                                                 -----------
                                                     481,301
                                                 -----------
SWEDEN--4.2%
 Diligentia                               14,200     122,401
 Drott AB, Class B                         2,900      24,051
 Electrolux AB, Class B                   17,800     233,927
 Ericsson (L.M.) Telefonaktiebol, Class B 16,700     315,356
 Hennes and Mauritz, Class B               2,900     211,120
 Skanska AB, Class B                       3,400     112,140
                                                 -----------
                                                   1,018,995
                                                 -----------

-------------------------------------------------------------------------------

                                                            [LOGO APPEARS HERE]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE INTERNATIONAL EQUITY FUND--CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--Continued

                                                            Shares     Value
SWITZERLAND--7.6%
 Holderbank Financiere Glarus                                   280     288,032
 Roche Holdings AG                                               11     118,176
 Sairgroup                                                      545     112,324
 Schweiz-Ruckversicherungs                                      160     318,169
 Sulzer AG                                                      230     116,580
 Swatch Group                                                 1,010     149,993
 UBS AG                                                       2,445     478,231
 Valora Holding AG                                            1,110     251,286
                                                                    -----------
                                                                      1,832,791
                                                                    -----------
UNITED KINGDOM--12.3%
 Abbey National                                               9,400     162,047
 Anglian Water                                               33,413     538,521
 Barclays                                                    19,900     325,125
 BOC Group                                                    9,600     120,690
 British Petroleum                                            8,900     136,178
 British Telecommunications                                  28,400     382,883
 HSBC Holdings                                               12,300     220,195
 Racal Electronics                                           20,400     119,848
 Royal Bank of Scotland Group                                 9,700     110,489
 Taylor Woodrow                                              42,500     131,565
 United Utilities                                            36,948     597,373
 Vodafone Group                                               9,600     111,472
                                                                    -----------
                                                                      2,956,386
                                                                    -----------
 TOTAL COMMON STOCK
  (Cost $23,437,974)                                                $23,544,848
                                                                    -----------
SHORT TERM INVESTMENTS--2.1%
                                                             Par
                                                            value
 State Street Repo 4.000%, 10/01/98 (Cost $502,000) (Dated
  09/30/98), Collateralized by $400,000 U.S. Treasury Bond
  9.250%, 02/15/16, Market Value $494,875, Repurchase
  Proceeds $502,056.                                       $502,000 $   502,000
                                                                    -----------
 TOTAL SHORT TERM INVESTMENTS
  (Cost $502,000)                                                   $   502,000
                                                                    -----------
 TOTAL INVESTMENTS--100%
  (Cost $23,939,974) (a)                                            $24,046,848
                                                                    ===========

(a) At September 30, 1998, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $23,939,974 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 2,778,585
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (2,671,711)
                                                                -----------
   Net unrealized appreciation                                  $   106,874
                                                                ===========

(b) A portion of security is on loan at 9/30/98. (Note 6)

SECTOR ALLOCATIONS (AS A
PERCENTAGE OF TOTAL COMMON
STOCK)
---------------------------------
Basic Industries            12.8%
Capital Goods                6.3%
Consumer Basics              7.6%
Consumer Durable Goods       7.1%
Consumer Non-Durable Goods   9.8%
Consumer Services            1.3%
Energy                       5.8%
Finance                     26.4%
General Business             4.8%
Miscellaneous                0.8%
Real Estate                  0.5%
Shelter                      6.8%
Technology                   4.0%
Utilities                    6.0%

-------------------------------------------------------------------------------

[LOGO APPEARS HERE]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
COMMON STOCK--90.1%

                                       Shares      Value
ARGENTINA--7.2%
 Astra Cia Argentina                     71,970 $     79,539
 Banco Frances Rio Plata (a)             14,000       89,614
 Central Puerto SA, Class B              20,000       48,007
 Irsa Inversiones Y Representac (a)       5,000       10,602
 Ledesma Agricola, Class B               70,000       49,008
 Telefonica De Argentina, Class B        46,000      134,801
 YPF SA, Class D                          4,600      119,158
                                                ------------
                                                     530,729
                                                ------------
BRAZIL--1.8%
 Centrais Electrobras                 3,030,000       62,877
 Embratel Participa (a)                 528,000        4,409
 Gerasul Centrais (a)                 3,030,000        3,169
 Sider Nacional Cia                   2,383,000       39,239
 Tele Celular Sul                       528,000          401
 Tele Centro Oeste                      528,000          281
 Tele Centro Sul Pa                     528,000        3,363
 Tele Leste Celular                     528,000          147
 Tele Norte Lests P                     528,000        3,338
 Tele Sudeste Celular                   528,000          891
 Telec Brasileiras-Telebras             528,000          111
 Telemig Celular Pa                     528,000          445
 Telenordeste Celular                   528,000          227
 Telenorte Celular                      528,000          111
 Telesp Celular Par                     528,000        2,227
 Telesp Participaco                     528,000        8,284
 Vale Rio Doce(Cia)                       4,148            0
 Vale Rio Doce                              500        5,357
                                                ------------
                                                     134,877
                                                ------------
CHILE--4.6%
 Chilectra SA (d)                         1,500       24,375
 Compania Cervecerias Unidas SA (d)       2,280       41,895
 Compania De Telecomunicaciones De
  Chile (d)                               4,110       78,604
 Embotelladora Andina SA, Class A (d)     1,500       20,625
 Embotelladora Andina SA, Class B (d)     1,500       16,594
 Embotelladora Buenos Aires, Class B         35        1,330
 Empresa Nacional De Electricid (d)       5,630       47,855
 Enersis SA (d)                           3,000       61,125
 Gener SA (d)                             1,900       28,381
 Madeco SA (d)                            2,880       19,800
                                                ------------
                                                     340,584
                                                ------------
CHINA--4.0%
 China International Marine, Class B     20,900       10,789
 Guangdong Electric, Class B            263,640       89,822
 Guangshen Railway, Class H             202,000       26,329
 Huaneng Power International Inc.,
  Class N (a) (d)                         6,600       67,650
 Qingling Motors, Class H               119,300       23,094
 Shanghai Dazhong Taxi, Class B (a)      72,000       33,264
 Shanghai Petrochemical, Class H        331,800       33,827
 Shanghai Tyre & Rubber, Class B (a)     35,200        4,858
                                                ------------
                                                     289,633
                                                ------------


                                   Shares    Value
GREECE--12.9%
 Alpha Credit Bank                  2,205 $    163,975
 Attica Enterprises                 5,280       37,889
 Commercial Bank of Greece          1,140       89,134
 Ergo Bank                          1,290      104,000
 Hellenic Bottling Company          5,460      134,807
 Hellenic Sugar Industries          3,072       27,542
 Heracles General Cement            2,900       75,178
 Intracom                           1,812       66,808
 National Bank Of Greece            1,111      149,796
 Titan Cement Company               1,600       95,660
                                          ------------
                                               944,789
                                          ------------
HUNGARY--2.5%
 Magyar Olaj-Es Gazipare Resz       3,700       71,805
 Matav Rt                           8,000       35,225
 OTP Bank                           2,000       56,756
 Pannonplast Muan Yagi Pari         1,000       22,885
                                          ------------
                                               186,671
                                          ------------
INDIA--6.6%
 Century Textiles (e)               6,000        4,500
 Grasim Industries Ltd. (b) (e)     2,900       11,383
 Gulf Corporation (e)              29,000       23,200
 ITC Ltd. (e)                       4,800       96,000
 Larsen & Toubro (e)                3,000       25,425
 Mahanagar Telep Ni (a) (e)         8,000       95,000
 Mahindra & Mahindra (e)            6,000       24,000
 Masisa SA (d)                      2,500       13,750
 Ranbaxy Laboratories Ltd (b) (e)   2,700       47,250
 Reliance Industries (e)            7,600       40,660
 St Bk India (e)                    9,000      100,575
                                          ------------
                                               481,743
                                          ------------
ISRAEL--3.1%
 Bank Hapoalim Bm                  45,000      109,886
 Bezek Israel Telecom (a)          23,000       68,067
 Koor Industries                      600       50,086
                                          ------------
                                               228,039
                                          ------------
MEXICO--7.7%
 Alfa SA, Class A                   6,915       17,630
 Cemex SA, Class A                  7,300       16,070
 Cemex SA, Class B                  7,000       17,469
 Cemex SA                          21,000       46,230
 Cifra SA De Cv, Class V (a)       57,388       72,931
 Fomento Economico Mexico, Class B 29,000       57,727
 Grupo Industrial Bimbo, Class A   16,000       31,065
 Grupo Mexico, Class B              7,800       19,886
 Grupo Televisa SA (a)              2,100       19,975
 Kimberly Clark De Mexico, Class B  5,000       11,890
 Telefonos De Mexico, Class L      98,400      220,961
 Vitro SA                          26,000       35,591
                                          ------------
                                               567,425
                                          ------------

-------------------------------------------------------------------------------

                                                            [LOGO APPEARS HERE]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE EMERGING MARKETS FUND--CONTINUED
--------------------------------------------------------------------------------
COMMON STOCK--Continued

                                           Shares    Value
PERU--5.1%
 Cementos Lima                               3,022 $   44,521
 Cervs Peruanas Backus & Johnston, Class T  59,066     22,431
 Cervs Peruanas Backus & Johnston, Class A   6,595     50,739
 Credicorp Ltd. SA                           5,520     40,365
 Minas Buenaventura, Class B                 7,805     45,994
 Southern Peru Copper Corporation            1,261     13,871
 Telefonica Del Peru, Class B              125,600    154,199
                                                   ----------
                                                      372,120
                                                   ----------
PHILIPPINES--1.4%
 Manila Electric Company, Class B           22,000     41,989
 Petron Corporation (a)                    200,001     13,029
 Philippine Long Distance                    2,400     50,469
                                                   ----------
                                                      105,487
                                                   ----------
PORTUGAL--9.6%
 Banco Commercial Portugues                  6,600    178,379
 Banco Espir Santo                           4,637    127,248
 BPI Soc Gestora                             1,700     46,919
 Cimpor Cimentos De Portugal                 2,000     55,818
 Jeronimo Martins SGPS                       2,496     84,616
 Modelo Contin SGPS                          3,475     60,699
 Portugal Telecom                            3,328    121,218
 Soporcel SA                                 2,000     28,616
                                                   ----------
                                                      703,513
                                                   ----------
SOUTH AFRICA--5.1%
 Anglogold                                   1,200     63,820
 Dimension Data Holding (a)                 12,000     48,794
 Foschini                                   32,960     40,375
 Liberty Life Asso                           5,500     83,748
 Metropolitan Life                          50,000     66,352
 Rembrandt Group                            10,000     59,802
 Sun International of South Africa          80,000     13,611
                                                   ----------
                                                      376,502
                                                   ----------
TAIWAN--8.2%
 MSCI Taiwan Index Series (b) (f)            6,700    602,933
                                                   ----------
THAILAND--4.7%
 Electricity Generating (a)                 60,000    143,363
 Hana Microelectronic (a)                   18,000     51,429
 One Holding (warrants exp. 10/11/01) (a)    7,940          0
 Prime Finance & Securities (a)            131,400          0
 PTT Exploration & Production (a)           17,000    149,583
                                                   ----------
                                                      344,375
                                                   ----------

                                      Shares     Value
TURKEY--5.6%
 Akbank                              2,325,104 $   32,674
 Dogan Holding                       2,031,750     73,208
 Ford Otomotiv San                      40,000      9,080
 KOC Holding                           321,000     33,542
 Konya Cimento                       1,524,000     19,494
 Sifas                               3,689,852     23,599
 T Garanti Bankasi                   1,441,998     24,940
 Turkiye Is Bankasi, Class C         4,750,000    124,941
 Turk Hava Yollari (a)                 214,000     13,687
 Vestel Electronic Sanayi Ve T (a)     592,000     54,394
                                               ----------
                                                  409,559
                                               ----------
 TOTAL COMMON STOCK
  (Cost $8,030,130)                            $6,618,979
                                               ==========
PREFERRED STOCK--4.5%
BRAZIL--4.5%
 Banco Est Sao Paulo                   850,000     28,681
 Banco Itau SA                         239,000    112,902
 Belgo-Mineira                       1,600,000     58,982
 Belgo-Mineira (rights exp. 4/7/98)     40,173          0
 Centrais Electrobras                  380,000      8,399
 Embratel Participa (a)                825,000      8,699
 Fosfatados Fertilizantes           11,700,000     34,050
 Gerasul Centrais G, Class B           380,000        378
 Telec Brasileiras-Telebras            825,000        278
 Tele Celular Sul                      825,000      1,162
 Tele Centro Oeste                     825,000        599
 Tele Centro Sul Pa                    825,000      8,699
 Tele Leste Celular                    825,000        320
 Telemig Celular Pa                    825,000        612
 Telenordeste Celular                  825,000        459
 Telenorte Celular                     825,000        223
 Tele Norte Leste P                    825,000      9,611
 Telesp Celular Participacoes          825,000      5,568
 Telesp Participaco                    825,000     19,834
 Tele Sudeste Celular                  825,000      2,575
 Usiminas Uni Sd Mg                      1,632      4,818
 Vale Rio Doce, Class A                  1,648     25,023
                                               ----------
                                                  331,872
                                               ----------
 TOTAL PREFERRED STOCK
  (Cost $426,257)                              $  331,872
                                               ==========

--------------------------------------------------------------------------------

[LOGO APPEARS HERE]
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE EMERGING MARKETS FUND--CONTINUED
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.4%

                                                           Par Value   Value
 State Street Repo 4.000%, 10/01/98 (Cost $399,000) (Dated
  09/30/98), Collateralized by $350,000 U.S. Treasury Bond
  7.000%, 07/15/06, Market Value $410,470, Repurchase
  Proceeds $399,044                                        $399,000  $  399,000
                                                                     ----------
 TOTAL SHORT TERM INVESTMENTS
  (Cost $399,000)                                                    $  399,000
                                                                     ==========
 TOTAL INVESTMENTS--100%
  (Cost $8,855,387) (c)                                              $7,349,851
                                                                     ==========

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)
(c) At September 30, 1998, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $8,855,387 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 1,130,345
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (2,635,881)
                                                                -----------
   Net unrealized depreciation                                  $(1,505,536)
                                                                ===========

(d) ADR--American Depository Receipts
(e) GDR--Global Depository Receipts
(f) OPAL, Rule 144A stock, issued by Morgan Stanley Capital (Delaware) LLC. An OPAL represents an optimised portfolio of securities designed to track the performance of a specific benchmark index in a single trade. Emerging Mar-kets has the contractual right to exchange the OPAL for the underlying se-curities, which may not be restricted securities, at any time.

SECTOR ALLOCATIONS (AS A
PERCENTAGE OF TOTAL COMMON STOCK
AND PREFERRED STOCK)
----------------------------------
Basic Industries              5.9%
Capital Goods                 4.8%
Consumer Basics               8.8%
Consumer Durable Goods        2.1%
Consumer Non-Durable Goods    1.7%
Consumer Services             0.2%
Energy                        6.7%
Finance                      25.4%
General Business              4.9%
Mining                        0.9%
Miscellaneous                 8.7%
Real Estate                   0.2%
Shelter                       3.0%
Technology                    5.3%
Transportation                1.6%
Utilities                    19.8%

--------------------------------------------------------------------------------

                                                             [LOGO APPEARS HERE]
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS September 30, 1998 (Unaudited)
QUANTITATIVE FOREIGN VALUE FUND
-------------------------------------------------------------------------------
COMMON STOCK--89.8%

                               Shares   Value
AUSTRIA--3.1%
 RHI AG                         4,500 $  147,070
                                      ----------
CANADA--3.3%
 Methanex Corporation (a)      27,000    154,872
                                      ----------
DENMARK--2.8%
 Jyske Bank AS                  1,600    131,013
                                      ----------
FINLAND--8.3%
 Kesko                          8,300    109,372
 Neptune Maritime OY           35,000    158,324
 Rautaruukki OY                22,700    126,793
                                      ----------
                                         394,489
                                      ----------
FRANCE--2.9%
 Christian Dior                 1,700    136,612
                                      ----------
GERMANY--10.1%
 Continental AG                 4,000     95,572
 A. Friedrich Flender AG (a)      905    126,812
 Veba AG                        2,800    145,873
 Walter AG                      3,000    111,381
                                      ----------
                                         479,638
                                      ----------
HONG KONG--4.6%
 VTech Holdings                55,000    219,324
                                      ----------
IRELAND--2.1%
 Cream (James)                 65,000    102,000
                                      ----------
ITALY--3.1%
 ENI Spa (c)                    2,400    147,000
                                      ----------
JAPAN--18.8%
 Arisawa Manufacturing Company 16,000    152,264
 Futaba Industrial             16,000    199,231
 Takefuji Corporation           4,000    201,457
 TDK Corporation                2,000    136,159
 Toyota Motor Corporation       9,000    200,944
                                      ----------
                                         890,055
                                      ----------
MEXICO--3.0%
 Cemex (c)                     29,000    141,726
                                      ----------
NETHERLANDS--6.9%
 KLM                            3,521     88,803
 Roto Smeets D Boer             2,800    116,558
 Schuttersveld Holding          5,500    120,610
                                      ----------
                                         325,971
                                      ----------
NORWAY--3.1%
 Orkla ASA, Class A            10,700    146,159
                                      ----------
SOUTH AFRICA--5.8%
 Palabora Mining Company       30,000    102,080
 Sappi Ltd. (a)                52,000    175,611
                                      ----------
                                         277,691
                                      ----------
SPAIN--5.7%
 Repsol SA (c)                  2,200     92,813
 Union Electrica Fenosa SA (a) 12,000    180,082
                                      ----------
                                         272,895
                                      ----------

                                                           Shares     Value
SWEDEN--4.1%
 SKF AB, Class B                                              6,600  $   81,684
 Volvo AB, Class B                                            4,700     115,139
                                                                     ----------
                                                                        196,823
                                                                     ----------
THAILAND--2.1%
 Total Access Communication (a)                             150,000      99,750
                                                                     ----------
 TOTAL COMMON STOCK
  (Cost $5,331,119)                                                  $4,263,088
                                                                     ==========
SHORT TERM INVESTMENTS--10.2%
                                                           Par Value   Value
 State Street Repo 4.000%, 10/01/98 (Cost $482,000) (Dated
  09/30/98), Collateralized by $400,000 U.S. Treasury Bond
  6.875%, 08/15/25, Market Value $494,875, Repurchase
  Proceeds $482,054                                        $482,000  $  482,000
                                                                     ----------
 TOTAL SHORT TERM INVESTMENTS
  (Cost $482,000)                                                    $  482,000
                                                                     ==========
 TOTAL INVESTMENTS--100%
  (Cost $5,813,119) (b)                                              $4,745,088
                                                                     ==========

(a) Non-income producing security.
(b) At September 30, 1998, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $5,813,119, was as follows :

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $    84,983
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (1,153,014)
                                                                -----------
   Net unrealized depreciation                                  $(1,068,031)
                                                                ===========

(c) ADR--American Depository Receipts

SECTOR ALLOCATIONS (AS A
PERCENTAGE OF TOTAL COMMON
STOCK)
---------------------------------
Basic Industries            16.4%
Capital Goods               12.2%
Consumer Basics              8.4%
Consumer Durable Goods      12.5%
Consumer Non-Durable Goods   3.2%
Consumer Services            4.8%
Energy                       5.6%
Finance                      7.8%
General Business             2.4%
Shelter                      6.9%
Technology                   8.4%
Transportation               3.7%
Utilities                    7.7%

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES September 30, 1998 (Unaudited)

                                                   Growth and  International  Emerging     Foreign
                           Small Cap     Mid Cap     Income       Equity       Markets      Value
ASSETS :
Investments at value
(Note 2)                  $50,964,897  $14,006,749 $63,475,664  $24,046,848  $ 7,349,851  $4,745,088
Foreign currency at
value (Cost $34,784 for
International Equity,
$6,075 for Emerging
Markets and $158 for
Foreign Value) (Note 2)           --           --          --        35,427        6,126         164
Cash                            1,557        1,944   1,111,621        1,163      490,698       1,803
Collateral for
securities loaned at
value (Note 6)                    --           --          --     1,841,825          --          --
Dividends, interest and
foreign tax reclaims
receivable                     42,298        6,622      86,238       90,261       26,423       5,843
Receivable for
investments sold              940,369          --      254,694   13,198,080          --      145,494
Receivable for shares of
beneficial interest sold       29,101          --          --         1,378          --          --
Other assets                   33,796        4,843      14,348        8,896        3,163         285
                          -----------  ----------- -----------  -----------  -----------  ----------
 Total assets              52,012,018   14,020,158  64,942,565   39,223,878    7,876,261   4,898,677
                          -----------  ----------- -----------  -----------  -----------  ----------
LIABILITIES :
Collateral for
securities loaned (Note
6)                                --           --          --     1,841,825          --          --
Payable for investments
purchased                     777,874      142,446   1,057,325   13,416,592          --      145,494
Payable for shares of
beneficial interest
repurchased                     6,101          --       23,000          --           --          --
Payable for compensation
of Manager (Note 3)            41,122       11,272      39,672       20,632        5,020       4,071
Payable for distribution
fees (Note 3)                  18,903          --       24,960        9,612        2,811       1,018
Payable to custodian           14,345       10,940       8,716       23,931       28,147       7,382
Payable to transfer
agent (Note 3)                  7,604        1,346       9,612        4,081        1,444         --
Other accrued expenses          7,521        1,782       9,439        3,423          809         --
                          -----------  ----------- -----------  -----------  -----------  ----------
 Total liabilities            873,470      167,786   1,172,724   15,320,096       38,231     157,965
                          -----------  ----------- -----------  -----------  -----------  ----------
NET ASSETS                $51,138,548  $13,852,372 $63,769,841  $23,903,782  $ 7,838,030  $4,740,712
                          -----------  ----------- -----------  -----------  -----------  ----------
NET ASSETS CONSIST OF :
Shares of beneficial
interest                  $56,450,805  $13,345,535 $41,383,777  $25,296,644  $12,181,233  $5,916,582
Undistributed net
investment income (loss)          --           --          --           --        10,423       2,854
Accumulated net realized
gain (loss) on
investments and foreign
denominated assets,
liabilities and currency   (1,616,951)     322,269   8,334,824   (1,503,291)  (2,847,120)   (110,878)
Unrealized appreciation
(depreciation) of
investments and foreign
denominated assets,
liabilities and currency   (3,695,306)     184,568  14,051,240      110,429   (1,506,506) (1,067,846)
                          -----------  ----------- -----------  -----------  -----------  ----------
                          $51,138,548  $13,852,372 $63,769,841  $23,903,782  $ 7,838,030  $4,740,712
                          -----------  ----------- -----------  -----------  -----------  ----------
Investment securities,
at cost                   $54,660,203  $13,822,181 $49,424,424  $23,939,974  $ 8,855,387  $5,813,119
                          -----------  ----------- -----------  -----------  -----------  ----------
NET ASSETS
 Ordinary Shares          $47,024,137  $13,006,441 $60,116,139  $22,311,671  $ 7,026,736  $4,740,712
                          -----------  ----------- -----------  -----------  -----------  ----------
 Institutional Shares     $ 4,114,411  $   845,931 $ 3,653,702  $ 1,592,111  $   811,294  $      --
                          -----------  ----------- -----------  -----------  -----------  ----------
Shares of beneficial
interest outstanding
(Unlimited number of
shares authorized)
 Ordinary Shares            3,497,141      970,658   3,093,624    2,285,731    1,277,609     601,956
                          -----------  ----------- -----------  -----------  -----------  ----------
 Institutional Shares         295,207       62,377     187,589      163,016      145,907         --
                          -----------  ----------- -----------  -----------  -----------  ----------
Net asset value and
offering price per
share*
 Ordinary Shares          $     13.45  $     13.40 $     19.43  $      9.76  $      5.50  $     7.88
                          -----------  ----------- -----------  -----------  -----------  ----------
 Institutional Shares     $     13.94  $     13.56 $     19.48  $      9.77  $      5.56  $      --
                          -----------  ----------- -----------  -----------  -----------  ----------

* A deferred sales charge amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemp-tions of the Institutional Shares. In addition, no deferred sales charge is withheld from the Ordinary Shares of Mid Cap purchased after August 1, 1996.

 The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS Six Months Ended September 30, 1998 (Unaudited)

                                                     Growth and   International  Emerging      Foreign
                           Small Cap      Mid Cap      Income        Equity       Markets       Value
INVESTMENT INCOME:
 Dividends*               $    239,101  $    62,294  $   500,734   $   401,642  $   173,986  $    21,028
 Interest                       41,149       15,803          --         25,557       10,091       11,725
 Miscellaneous                   1,277          --           --            --           --           --
                          ------------  -----------  -----------   -----------  -----------  -----------
Total investment income        281,527       78,097      500,734       427,199      184,077       32,753
                          ------------  -----------  -----------   -----------  -----------  -----------
EXPENSES:
 Compensation of Manager
 (Note 3)                      320,797       79,626      260,271       153,245       37,996       16,072
 Distribution fees, Or-
 dinary Shares (Note 3)        147,228       18,793      163,877        72,003       21,404        4,018
 Custodian fees                 23,350       19,850       21,300        37,800       40,425       15,066
 Transfer agent fees
 (Note 3):
 Ordinary Shares                41,243       10,518       45,865        20,159        5,985        2,226
 Institutional Shares            3,691          624        2,696         1,292          656          --
 Audit and legal                18,942        4,522       19,580         8,938        2,719          553
 Registration fees              14,108        3,449       14,972         6,676        2,039          582
 Insurance                       8,642        2,103        9,132         4,088        1,249          339
 Compensation of Trust-
 ees (Note 3)                    5,300        1,286        5,581         2,506          765          200
 Printing                        4,908        1,171        5,051         2,315          704          139
 Miscellaneous                   8,127        1,320        4,135         2,084        1,095          430
                          ------------  -----------  -----------   -----------  -----------  -----------
 Total expenses before
 waivers and/or reim-
 bursements, and reduc-
 tions                         596,336      143,262      552,460       311,106      115,037       39,625
 Waivers and/or reim-
 bursements of expenses
 (Note 3)                          --       (14,443)         --            --        (8,172)      (7,226)
 Fees reduced by credits
 allowed by Custodian
 (Note 3)                          --           --       (15,900)       (6,063)      (1,310)      (2,500)
                          ------------  -----------  -----------   -----------  -----------  -----------
EXPENSES, NET:                 596,336      128,819      536,560       305,043      105,555       29,899
                          ------------  -----------  -----------   -----------  -----------  -----------
 Net investment income
 (loss)                       (314,809)     (50,722)     (35,826)      122,156       78,522        2,854
                          ------------  -----------  -----------   -----------  -----------  -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS, FOREIGN
CURRENCY AND FOREIGN
TRANSLATION:
 Net realized gain
 (loss) (Note 2) on:
 Investments                  (902,828)         180    2,932,096    (1,170,429)    (394,326)    (108,228)
 Foreign denominated as-
 sets, liabilities and
 currency                          --           --           --        (15,446)         910       (2,650)
 Change in unrealized
 appreciation (deprecia-
 tion) of:
 Investments               (15,962,165)  (2,791,527)  (7,543,032)   (4,405,001)  (2,785,542)  (1,068,031)
 Foreign denominated as-
 sets, liabilities and
 currency                          --           --           --          6,815       (2,733)         185
                          ------------  -----------  -----------   -----------  -----------  -----------
 Net realized and
 unrealized gain (loss)    (16,864,993)  (2,791,347)  (4,610,936)   (5,584,061)  (3,181,691)  (1,178,724)
                          ------------  -----------  -----------   -----------  -----------  -----------
 Net increase (decrease)
 in net assets resulting
 from operations          $(17,179,802) $(2,842,069) $(4,646,762)  $(5,461,905) $(3,103,169) $(1,175,870)
                          ------------  -----------  -----------   -----------  -----------  -----------

* Dividends and interest, respectively, are net of foreign withholding taxes of $54,151 and $-0-, for International Equity, $8,705 and $4, for Emerging Markets and $1,600 and $-0-, for Foreign Value.

  The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                   Small Cap                          Mid Cap                      Growth and Income
                        Six Months ended    Year ended    Six Months ended    Year ended    Six Months ended    Year ended
                       September 30, 1998 March 31, 1998 September 30, 1998 March 31, 1998 September 30, 1998 March 31, 1998
INCREASE (DECREASE)
IN NET ASSETS :
Operations :
 Net investment
 income (loss)            $   (314,809)    $  (915,493)     $   (50,722)     $   (63,340)     $   (35,826)     $     6,750
 Net realized gain
 (loss) on
 investments, foreign
 denominated assets,
 liabilities,
 currency and written
 options                      (902,828)      2,413,066              180        2,419,921        2,932,096        8,864,329
 Unrealized
 appreciation
 (depreciation) of
 investments and
 foreign denominated
 assets, liabilities
 and currency              (15,962,165)     20,992,077       (2,791,527)       2,234,749       (7,543,032)      14,011,197
                          ------------     -----------      -----------      -----------      -----------      -----------
 Net increase
 (decrease) in net
 assets resulting
 from operations           (17,179,802)     22,489,650       (2,842,069)       4,591,330       (4,646,762)      22,882,276
Distributions to
shareholders from :
 Net investment
 income
 Ordinary Shares                   --         (573,716)             --               --               --          (124,594)
 Institutional
 Shares                            --         (122,203)             --               --               --           (16,181)
 Distributions in
 excess of net
 investment income
 Ordinary Shares                   --              --               --               --               --               --
 Institutional
 Shares                            --              --               --               --               --               --
 Net realized gains
 Ordinary Shares                   --       (8,534,419)             --        (2,319,745)             --        (5,343,691)
 Institutional
 Shares                            --         (868,942)             --          (120,011)             --          (185,893)
 Distributions in
 excess of net
 realized gains
 Ordinary Shares                   --              --               --               --               --               --
 Institutional
 Shares                            --              --               --               --               --               --
 Return of capital
 Ordinary Shares                   --          (99,481)             --               --               --               --
 Institutional
 Shares                            --          (10,129)             --               --               --               --
                          ------------     -----------      -----------      -----------      -----------      -----------
                                   --      (10,208,890)             --        (2,439,756)             --        (5,670,359)
                          ------------     -----------      -----------      -----------      -----------      -----------
Fund share
transactions (Note
11)                         (4,843,664)     (5,460,907)         387,352        5,061,374       (1,703,713)       8,109,863
                          ------------     -----------      -----------      -----------      -----------      -----------
Increase (decrease)
in net assets              (22,023,466)      6,819,853       (2,454,717)       7,212,948       (6,350,475)      25,321,780
Net assets beginning
of year                     73,162,014      66,342,161       16,307,089        9,094,141       70,120,316       44,798,536
                          ------------     -----------      -----------      -----------      -----------      -----------
Net assets end of
year (*)                  $ 51,138,548     $73,162,014      $13,852,372      $16,307,089      $63,769,841      $70,120,316
                          ============     ===========      ===========      ===========      ===========      ===========
(*) Includes
undistributed
(overdistributed) net
investment income of      $        --      $       947      $       --       $       --       $       --       $     5,642

  The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)--CONTINUED

                          International Equity                       Emerging Markets                    Foreign Value
                    Six Months Ended       Year ended         Six Months Ended    Year ended    Six Months Ended    Year ended
                   September 30, 1998    March 31, 1998      September 30, 1998 March 31, 1998 September 30, 1998 March 31, 1998
INCREASE (DE-
CREASE) IN NET
ASSETS :
Operations :
 Net investment
 income (loss)        $         122,156   $        204,235      $    78,522      $   (38,727)     $     2,854         $  --
 Net realized
 gain (loss) on
 investments,
 foreign
 denominated
 assets,
 liabilities,
 currency and
 written options             (1,185,875)           220,658         (393,416)      (2,089,353)        (110,878)           --
 Unrealized
 appreciation
 (depreciation)
 of investments
 and foreign
 denominated
 assets,
 liabilities and
 currency                    (4,398,186)         3,313,394       (2,788,275)         190,861       (1,067,846)           --
                      -----------------   ----------------      -----------      -----------      -----------         ------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations                  (5,461,905)         3,738,287       (3,103,169)      (1,937,219)      (1,175,870)           --
Distributions to
shareholders
from :
 Net investment
 income
 Ordinary Shares                    --            (284,663)             --               --               --             --
 Institutional
 Shares                             --             (28,084)             --               --               --             --
 Distributions in
 excess of net
 investment in-
 come
 Ordinary Shares                    --            (157,497)             --               --               --             --
 Institutional
 Shares                             --             (15,539)             --               --               --             --
 Net realized
 gains
 Ordinary Shares                    --            (565,604)             --               --               --             --
 Institutional
 Shares                             --             (30,405)             --               --               --             --
 Distributions in
 excess of net
 realized gains
 Ordinary Shares                    --            (118,443)             --               --               --             --
 Institutional
 Shares                             --              (6,367)             --               --               --             --
 Return of capi-
 tal
 Ordinary Shares                    --                 --               --               --               --             --
 Institutional
 Shares                             --                 --               --               --               --             --
                      -----------------   ----------------      -----------      -----------      -----------         ------
                                    --          (1,206,602)             --               --               --             --
                      -----------------   ----------------      -----------      -----------      -----------         ------
Fund share trans-
actions (Note 11)            (4,544,395)         2,208,378          698,549          916,061        5,916,582            --
                      -----------------   ----------------      -----------      -----------      -----------         ------
Increase (de-
crease) in net
assets                      (10,006,300)         4,740,063       (2,404,620)      (1,021,158)       4,740,712            --
Net assets begin-
ning of year                 33,910,082         29,170,019       10,242,650       11,263,808              --             --
                      -----------------   ----------------      -----------      -----------      -----------         ------
Net assets end of
year (*)              $      23,903,782   $     33,910,082      $ 7,838,030      $10,242,650      $ 4,740,712         $  --
                      =================   ================      ===========      ===========      ===========         ======
(*) Includes
undistributed
(overdistributed)
net investment
income of             $             --    $       (292,161)     $    10,423      $   (68,100)     $     2,854         $  --

 The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                           Income from
                                      Investment Operations                                    Distributions
                            -----------------------------------------  ---------------------------------------------------------
                                                                                    Dividends
                  Net Asset                  Net Realized                Dividends  in excess of Distributions Distributions
                  Value at     Net          and Unrealized Total from     from Net      Net          from      in excess of
                  Beginning Investment       Gain (Loss)   Investment    Investment  Investment    Realized      Realized
                  of Period   Income        on Securities  Operations      Income      Income    Capital Gains Capital Gains
SMALL CAP

ORDINARY SHARES
Year Ended March
31, 1994           $14.12     (0.09)             2.57         2.48           --         --           (1.27)         --
Year Ended March
31, 1995 (e)       $15.33     (0.20)             1.67         1.47           --         --           (0.99)         --
Year Ended March
31, 1996 (e)       $15.81     (0.21)(a)          5.54         5.33           --         --           (2.23)         --
Year Ended March
31, 1997 (e)       $18.91      0.16 (a)(g)       0.77         0.93           --         --           (4.80)         --
Year Ended March
31, 1998 (e)       $15.04     (0.23)(a)          5.60         5.37         (0.16)       --           (2.45)(h)      --
Six Months Ended
September 30,
1998 (Unaudited)
(e)                $17.80     (0.08)(a)         (4.27)       (4.35)          --         --             --           --

INSTITUTIONAL SHARES (D)
Year Ended March
31, 1994           $14.15     (0.05)             2.63         2.58           --         --           (1.27)         --
Year Ended March
31, 1995 (e)       $15.46     (0.13)             1.71         1.58           --         --           (0.99)         --
Year Ended March
31, 1996 (e)       $16.05     (0.12)(a)          5.63         5.51           --         --           (2.23)         --
Year Ended March
31, 1997 (e)       $19.33      0.08 (a)(g)       0.94         1.02           --         --           (4.80)         --
Year Ended March
31, 1998 (e)       $15.55     (0.15)(a)          5.79         5.64         (0.34)       --           (2.45)(h)      --
Six Months Ended
September 30,
1998 (Unaudited)
(e)                $18.40     (0.04)(a)         (4.42)       (4.46)          --         --             --           --

MID CAP

ORDINARY SHARES
Oct. 3, 1994**
to March 31,
1995 (e)           $10.00      0.05 (a)          0.07         0.12           --         --             --           --
Year Ended March
31, 1996 (e)       $10.12      0.06 (a)          3.27         3.33         (0.01)       --           (0.24)         --
Year Ended March
31, 1997 (e)       $13.20      0.09 (a)          2.29         2.38         (0.14)       --           (2.00)         --
Year Ended March
31, 1998 (e)       $13.44     (0.08)(a)          6.06         5.98           --         --           (3.37)         --
Six Months Ended
September 30,
1998 (Unaudited)
(e)                $16.05     (0.05)(a)         (2.60)       (2.65)          --         --             --           --

INSTITUTIONAL SHARES
April 17, 1995**
to March 31,
1996 (e)           $10.27      0.10 (a)          3.09         3.19         (0.02)       --           (0.24)         --
Year Ended March
31, 1997 (e)       $13.20      0.11 (a)          2.27         2.38         (0.03)       --           (2.00)         --
Year Ended March
31, 1998 (e)       $13.55     (0.06)(a)          6.12         6.06           --         --           (3.37)         --
Six Months Ended
September 30,
1998 (Unaudited)
(e)                $16.24     (0.04)(a)         (2.64)       (2.68)          --         --             --           --

GROWTH AND INCOME

ORDINARY SHARES
Year Ended March
31, 1994           $17.27      0.18              0.21         0.39         (0.16)       --           (3.64)         --
Year Ended March
31, 1995 (e)       $13.86      0.14              1.44         1.58         (0.16)       --           (1.56)         --
Year Ended March
31, 1996 (e)       $13.72      0.12 (a)          2.89         3.01         (0.13)       --           (2.03)         --
Year Ended March
31, 1997 (e)       $14.57      0.08 (a)          2.53         2.61         (0.10)       --           (1.86)         --
Year Ended March
31, 1998 (e)       $15.22      0.00              7.61         7.61         (0.05)       --           (1.93)         --
Six Months Ended
September 30,
1998 (Unaudited)
(e)                $20.85     (0.01)(a)         (1.41)       (1.42)          --         --             --           --

INSTITUTIONAL SHARES (D)
Year Ended March
31, 1994           $17.28      0.28              0.19         0.47         (0.25)       --           (3.64)         --
Year Ended March
31, 1995 (e)       $13.86      0.21              1.44         1.65         (0.23)       --           (1.56)         --
Year Ended March
31, 1996 (e)       $13.72      0.20 (a)          2.89         3.09         (0.20)       --           (2.03)         --
Year Ended March
31, 1997 (e)       $14.58      0.15 (a)          2.55         2.70         (0.18)       --           (1.86)         --
Year Ended March
31, 1998 (e)       $15.24      0.10              7.60         7.70         (0.17)       --           (1.93)         --
Six Months Ended
September 30,
1998 (Unaudited)
(e)                $20.84      0.04 (a)         (1.40)       (1.36)          --         --             --           --

                                                                                Ratios and Supplemental Data
                                                                   ------------------------------------------------------
                                                                    Ratio of    Ratio of Net
                                                        Net Assets Operating     Investment
                                Net Asset                 End of    Expenses    Income (Loss)               Average
                      Total     Value End   Total         Period   to Average    to Average    Portfolio   Commission
                  Distributions of Period Return(c)      (000's)   Net Assets    Net Assets     Turnover     Rate(f)
SMALL CAP

ORDINARY SHARES
Year Ended March
31, 1994              (1.27)     $15.33     17.80 %      $40,852     1.83%          (1.30)%     389.00%         --
Year Ended March
31, 1995 (e)          (0.99)     $15.81     10.24 %      $53,920     1.84%          (1.31)%     320.00%         --
Year Ended March
31, 1996 (e)          (2.23)     $18.91     34.25 %      $71,618     1.97%*         (1.17)%     324.00%         --
Year Ended March
31, 1997 (e)          (4.80)     $15.04      1.72 %      $57,135     1.97%*          0.90 %(g)  393.00%     $0.0305
Year Ended March
31, 1998 (e)          (2.61)     $17.80     37.79 %      $66,876     1.90%*         (1.33)%     135.00%     $0.0406
Six Months Ended
September 30,
1998 (Unaudited)
(e)                     --       $13.45    (24.44)%(b)   $47,024     1.91%(b)       (1.02)%(b)   99.00%(b)      --

INSTITUTIONAL SHARES (D)
Year Ended March
31, 1994              (1.27)     $15.46     18.50 %      $24,175     1.23%          (0.70)%     389.00%         --
Year Ended March
31, 1995 (e)          (0.99)     $16.05     10.88 %      $47,044     1.36%          (0.82)%     320.00%         --
Year Ended March
31, 1996 (e)          (2.23)     $19.33     34.89 %      $42,803     1.47%*         (0.67)%     324.00%         --
Year Ended March
31, 1997 (e)          (4.80)     $15.55      2.21 %      $ 9,207     1.47%*          0.41 %(g)  393.00%     $0.0305
Year Ended March
31, 1998 (e)          (2.79)     $18.40     38.44 %      $ 6,286     1.41%*         (0.86)%     135.00%     $0.0406
Six Months Ended
September 30,
1998 (Unaudited)
(e)                     --       $13.94    (24.24)%(b)   $ 4,114     1.40%(b)       (0.53)%(b)   99.00%(b)      --

MID CAP

ORDINARY SHARES
Oct. 3, 1994**
to March 31,
1995 (e)                --       $10.12      1.20 %      $   420      -- %           1.50 %(b)    0.00%(b)      --
Year Ended March
31, 1996 (e)          (0.25)     $13.20     33.01 %      $ 6,025     2.34%*          0.46 %     181.00%         --
Year Ended March
31, 1997 (e)          (2.14)     $13.44     17.47 %      $ 8,733     1.19%*          0.62 %     162.00%     $0.0492
Year Ended March
31, 1998 (e)          (3.37)     $16.05     46.76 %      $15,484     1.57%          (0.52)%     128.00%     $0.0466
Six Months Ended
September 30,
1998 (Unaudited)
(e)                     --       $13.40    (16.51)%(b)   $13,006     1.63%(b)       (0.64)%(b)  179.00%(b)      --

INSTITUTIONAL SHARES
April 17, 1995**
to March 31,
1996 (e)              (0.26)     $13.20     31.12 %      $ 4,621     2.02%(b)*       0.87 %(b)  181.00%         --
Year Ended March
31, 1997 (e)          (2.03)     $13.55     17.51 %      $   361     1.44%*          0.77 %     162.00%     $0.0492
Year Ended March
31, 1998 (e)          (3.37)     $16.24     47.01 %      $   823     1.40%          (0.35)%     128.00%     $0.0466
Six Months Ended
September 30,
1998 (Unaudited)
(e)                     --       $13.56    (16.50)%(b)   $   846     1.57%(b)       (0.56)%(b)  179.00%(b)      --

GROWTH AND INCOME

ORDINARY SHARES
Year Ended March
31, 1994              (3.80)     $13.86      1.51 %      $36,510     1.72%           1.02 %     110.00%         --
Year Ended March
31, 1995 (e)          (1.72)     $13.72     12.71 %      $37,048     1.69%           1.01 %     121.00%         --
Year Ended March
31, 1996 (e)          (2.16)     $14.57     22.17 %      $41,353     1.73%*          0.81 %     152.00%         --
Year Ended March
31, 1997 (e)          (1.96)     $15.22     17.97 %      $43,266     1.73%*          0.50 %      98.00%     $0.0397
Year Ended March
31, 1998 (e)          (1.98)     $20.85     51.52 %      $66,397     1.69%*         (0.01)%      72.00%     $0.0368
Six Months Ended
September 30,
1998 (Unaudited)
(e)                     --       $19.43     (6.81)%(b)   $60,116     1.62%(b)*      (0.13)%(b)   78.00%(b)      --

INSTITUTIONAL SHARES (D)
Year Ended March
31, 1994              (3.89)     $13.86      1.99 %      $ 3,990     1.22%           1.52 %     110.00%         --
Year Ended March
31, 1995 (e)          (1.79)     $13.72     13.29 %      $ 1,975     1.23%           1.48 %     121.00%         --
Year Ended March
31, 1996 (e)          (2.23)     $14.58     22.75 %      $ 1,888     1.24%*          1.31 %     152.00%         --
Year Ended March
31, 1997 (e)          (2.04)     $15.24     18.62 %      $ 1,532     1.24%*          0.99 %      98.00%     $0.0397
Year Ended March
31, 1998 (e)          (2.10)     $20.84     52.18 %      $ 3,724     1.19%*          0.50 %      72.00%     $0.0368
Six Months Ended
September 30,
1998 (Unaudited)
(e)                     --       $19.48     (6.53)%(b)   $ 3,654     1.12%(b)*       0.37 %(b)   78.00%(b)      --

 The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------
                                                                              29

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--Continued

                                        Income from                                          Distributions
                                  Investment Operations                        Dividends
                  Net Asset               Net Realized             Dividends  in excess of Distributions Distributions
                  Value at     Net       and Unrealized Total from  from Net      Net          from      in excess of
                  Beginning Investment    Gain (Loss)   Investment Investment  Investment    Realized      Realized
                  of Period   Income     on Securities  Operations   Income      Income    Capital Gains Capital Gains
INTERNATIONAL
EQUITY
ORDINARY SHARES
Year Ended March
31, 1994           $ 8.03      0.00 (a)       2.28         2.28      (0.13)        --            --            --
Year Ended March
31, 1995 (e)       $10.18     (0.03)(a)       0.04         0.01      (0.13)        --            --            --
Year Ended March
31, 1996 (e)       $10.06      0.00 (a)       0.67         0.67      (0.03)        --            --            --
Year Ended March
31, 1997 (e)       $10.70      0.01 (a)       0.40         0.41      (0.08)        --            --            --
Year Ended March
31, 1998 (e)       $11.03      0.07 (a)       1.30         1.37      (0.11)      (0.06)        (0.21)        (0.05)
Six Months Ended
September 30,
1998 (Unaudited)
(e)                $11.97      0.04 (a)      (2.25)       (2.21)       --          --            --            --
INSTITUTIONAL
SHARES (D)
August 25,
1994** to March
31, 1995 (e)       $11.00      0.01 (a)      (0.73)       (0.72)     (0.18)        --            --            --
Year Ended March
31, 1996 (e)       $10.10      0.04 (a)       0.66         0.70      (0.07)        --            --            --
Year Ended March
31, 1997 (e)       $10.73      0.06 (a)       0.41         0.47      (0.10)        --            --            --
Year Ended March
31, 1998 (e)       $11.10      0.14 (a)       1.28         1.42      (0.20)      (0.11)        (0.21)        (0.05)
Six Months Ended
September 30,
1998 (Unaudited)
(e)                $11.95      0.07 (a)      (2.25)       (2.18)       --          --            --            --
EMERGING MARKETS
ORDINARY SHARES
August 8, 1994**
to March 31,
1995 (e)           $10.00     (0.05)(a)      (2.71)       (2.76)       --          --            --            --
Year Ended March
31, 1996 (e)       $ 7.24     (0.07)(a)       1.21         1.14        --          --            --            --
Year Ended March
31, 1997 (e)       $ 8.38     (0.04)(a)       0.90         0.86        --          --            --            --
Year Ended March
31, 1998 (e)       $ 9.24     (0.04)         (1.50)       (1.54)       --          --            --            --
Six Months Ended
September 30,
1998 (Unaudited)
(e)                $ 7.70      0.06 (a)      (2.26)       (2.20)       --          --            --            --
INSTITUTIONAL
SHARES
April 2, 1996**
to March 31,
1997 (e)           $ 8.49      0.01 (a)       0.80         0.81      (0.03)        --            --            --
Year Ended March
31, 1998 (e)       $ 9.27      0.02          (1.53)       (1.51)       --          --            --            --
Six Months Ended
September 30,
1998 (Unaudited)
(e)                $ 7.76      0.07 (a)      (2.27)       (2.20)       --          --            --            --
FOREIGN VALUE
ORDINARY SHARES
May 15, 1998**
to September 30,
1998 (Unaudited)
(e)                $10.00      0.01 (a)      (2.13)       (2.12)       --          --            --            --

                                                                            Ratios and Supplemental Data
                                                                     Ratio of    Ratio of Net
                                                         Net Assets Operating     Investment
                                 Net Asset                 End of    Expenses    Income Loss)                 Average
                       Total     Value End   Total         Period   to Average    to Average    Portfolio    Commission
                   Distributions of Period Return(c)      (000's)   Net Assets    Net Assets    Turnover      Rate(g)
INTERNATIONAL
EQUITY
ORDINARY SHARES
Year Ended March
31, 1994               (0.13)     $10.18     28.69 %      $26,222      2.01%        (0.08)%       40.00%          --
Year Ended March
31, 1995 (e)           (0.13)     $10.06      0.07 %      $27,657      1.91%        (0.24)%       46.48%          --
Year Ended March
31, 1996 (e)           (0.03)     $10.70      6.63 %      $27,402      2.15%*       (0.04)%       43.00%          --
Year Ended March
31, 1997 (e)           (0.08)     $11.03      3.82 %      $27,410      2.20%*        0.10 %      135.00%      $0.0140
Year Ended March
31, 1998 (e)           (0.43)     $11.97     12.95 %      $32,182      2.18%*        0.62 %       61.00%      $0.0095
Six Months Ended
September 30,
1998 (Unaudited)
(e)                      --       $ 9.76    (18.46)%(b)   $22,312      2.07%(b)*     0.77 %(b)   155.00%(b)       --
INSTITUTIONAL
SHARES (D)
August 25,
1994** to March
31, 1995 (e)           (0.18)     $10.10     (6.57)%      $ 3,052      1.66%(b)      0.13 %(b)    46.48%(b)       --
Year Ended March
31, 1996 (e)           (0.07)     $10.73      6.95 %      $ 1,241      1.65%*        0.38 %       43.00%          --
Year Ended March
31, 1997 (e)           (0.10)     $11.10      4.38 %      $ 1,760      1.69%*        0.51 %      135.00%      $0.0140
Year Ended March
31, 1998 (e)           (0.57)     $11.95     13.50 %      $ 1,728      1.68%*        1.19 %       61.00%      $0.0095
Six Months Ended
September 30,
1998 (Unaudited)
(e)                      --       $ 9.77    (18.24)%(b)   $ 1,592      1.56%(b)*     1.23 %(b)   155.00%(b)       --
EMERGING MARKETS
ORDINARY SHARES
August 8, 1994**
to March 31,
1995 (e)                 --       $ 7.24    (27.60)%      $ 4,259      2.54%(b)     (1.03)%(b)    10.72%(b)       --
Year Ended March
31, 1996 (e)             --       $ 8.38     15.75 %      $ 7,736      2.74%*       (0.84)%        9.00%          --
Year Ended March
31, 1997 (e)             --       $ 9.24     10.26 %      $10,052      2.68%*       (0.47)%        8.00%      $0.0024
Year Ended March
31, 1998 (e)             --       $ 7.70    (16.67)%      $ 9,241      2.69%*       (0.43)%       52.00%      $0.0008
Six Months Ended
September 30,
1998 (Unaudited)
(e)                      --       $ 5.50    (28.57)%(b)   $ 7,027      2.31%(b)*     1.61 %(b)    40.00%(b)       --
INSTITUTIONAL
SHARES
April 2, 1996**
to March 31,
1997 (e)               (0.03)     $ 9.27      9.54 %      $ 1,212      2.01%(b)*     0.13 %(b)     8.00%(b)   $0.0024
Year Ended March
31, 1998 (e)             --       $ 7.76    (16.29)%      $ 1,002      2.19%*        0.24 %       52.00%      $0.0008
Six Months Ended
September 30,
1998 (Unaudited)
(e)                      --       $ 5.56    (28.35)%(b)   $   811      1.79%(b)*     2.06 %(b)    40.00%(b)       --
FOREIGN VALUE
ORDINARY SHARES
May 15, 1998**
to September 30,
1998 (Unaudited)
(e)                      --       $ 7.88    (21.20)%(b)   $ 4,741      2.02%(b)*     0.18 %(b)    10.00%(b)       --

* EXPENSE RATIOS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 AND THE YEARS
  ENDED MARCH 31, 1998, MARCH 31, 1997 AND MARCH 31, 1996 ARE SHOWN GROSS OF CUSTODY CREDITS (NOTE 3) IN ACCORDANCE WITH SEC REGULATIONS. THESE CREDITS
  ARE GENERATED BY INTEREST EARNED ON UNINVESTED CASH BALANCES MAINTAINED BY
  THE FUNDS, AND ARE USED TO OFFSET CUSTODIAL EXPENSES OF THE FUND. THE FUNDS' EXPENSE RATIOS NET OF SUCH CREDITS, AS REPORTED IN PRIOR PERIODS, WOULD HAVE BEEN AS FOLLOWS: SMALL CAP ORDINARY AND INSTITUTIONAL SHARES, 1.89%, 1.90%, 1.88% AND 1.40%, 1.40%, 1.38%, RESPECTIVELY, FOR THE PERIODS ENDED MARCH 31, 1998, 1997 AND 1996; MID CAP ORDINARY AND INSTITUTIONAL SHARES, 1.11%, 1.92% AND 1.27%, 1.66% (ANNUALIZED), RESPECTIVELY, FOR THE PERIODS ENDED MARCH 31, 1997 AND 1996; GROWTH AND INCOME ORDINARY AND INSTITUTIONAL SHARES, 1.58%, 1.65%, 1.70%, 1.64% AND 1.08%, 1.14%, 1.21%, 1.15%, RESPECTIVELY, FOR THE PE-
  RIODS ENDED SEPTEMBER 30, 1998, MARCH 31, 1998, 1997 AND 1996; INTERNATIONAL EQUITY ORDINARY AND INSTITUTIONAL SHARES, 1.98%, 2.03%, 2.15%, 2.09% AND 1.48%, 1.54%, 1.64%, 1.59%, RESPECTIVELY, FOR THE PERIODS ENDED SEPTEMBER 30, 1998, MARCH 31, 1998, 1997 AND 1996; EMERGING MARKETS ORDINARY AND INSTITU-TIONAL SHARES, 2.28%, 2.57%, 2.56%, 2.59% AND 1.77%, 2.07%, 1.89%
  (ANNUALIZED), --, RESPECTIVELY FOR THE PERIODS ENDED SEPTEMBER 30, 1998,
  MARCH 31, 1998, 1997 AND 1996; AND FOREIGN VALUE ORDINARY SHARES 1.87% FOR
  THE PERIOD ENDED SEPTEMBER 30, 1998.
** Commencement of Operations
(a) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements. As a result of such waivers/reimbursements and reductions, expenses of the Small Cap Ordinary Shares for the periods ended March 31, 1998, 1997, and 1996 reflect a re-duction of $0.01, $0.02 and $0.02 per share; expenses of the Small Cap In-stitutional Shares for the periods ended March 31, 1998, 1997 and 1996 re-flect a reduction of $0.01, $0.02 and $0.02 per share; expenses of the Mid Cap Ordinary Shares for the periods ended September 30, 1998, March 31, 1998, 1997, 1996 and 1995 reflect a reduction of $0.01, $0.07, $0.15, $0.23 and $0.76 per share; expenses of the Mid Cap Institutional Shares for the periods ended March 31, 1998, 1997, and 1996 reflects a reduction of $0.06, $0.10 and $0.11 per share; expenses of the Growth and Income Ordinary
    Shares for the periods ended March 31, 1997 and 1996 reflect a reduction of $0.01 and $0.01 per share; expenses of the Growth and Income Institutional Shares for the periods ended March 31, 1997 and 1996 reflect a reduction of $0.01 and $0.01 per share; expenses of the International Equity Ordinary Shares for the periods ended March 31, 1998, 1997, 1996, 1995 and 1994 re-flect a reduction of $--, $0.01, $0.01, $0.01 and $0.01 per share respec-tively; expenses of the International Equity Institutional Shares for the periods ended March 31, 1998, 1997, 1996, 1995 and 1992 reflect a reduction of $--, $0.02, $0.01, $0.01 and $0.04 per share; expenses of the Emerging Markets Ordinary Shares for the periods ended September 30, 1998, March 31, 1997, 1996 and 1995 reflect a reduction of $0.01, $0.01, $0.01 and $0.02 per share; expenses of the Emerging Markets Institutional Shares for the periods ended September 30, 1998 and March 31, 1997 reflects a reduction of $0.01 and $0.02 per share; and expenses of the Foreign Value Ordinary
    Shares for the period ended September 30, 1998 reflect a reduction of $0.01 per share.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--Continued

(b) Annualized
(c) Total Return does not include the one time deferred sales charge of 1% for the Ordinary Shares. Effective August 1, 1996 Mid Cap Ordinary Shares are no longer subject to the deferred sales charge of 1%. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.
(d) Investment income and expenses for the periods ending March 31, 1991 through March 31, 1994 were calculated for the Ordinary Shares and then adjusted for the differences in distribution and transfer agency expenses borne by the two classes of shares.
(e) Per share numbers have been calculated using the average shares method.
(f) In accordance with SEC reporting requirements the average commission rate has been calculated for fiscal years ending March 31, 1998 and 1997.
(g) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the subadvisor during the fiscal year ended March 31, 1997.
(h) Represents $2.42 per share of distributions from realized capital gains and $0.03 per share of a return of capital.



  The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                           [LOGO APPEARS HERE]
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization of the Trust.

The Quantitative Group of Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has six series (individually a "Fund" and collectively the "Funds") each with a distinct investment objective: Quantitative Small Cap, Quantitative Mid Cap, Quantitative Growth and Income, Quantitative Interna-tional Equity, Quantitative Emerging Markets, and Quantitative Foreign Value. Quantitative Small Cap, Quantitative Mid Cap and Quantitative Emerging Markets were formerly known as Quantitative Numeric, Quantitative Numeric II, and Quantitative Foreign Frontier respectively.

The Quantitative Small Cap Fund ("Small Cap") seeks maximum long-term capital appreciation by investing primarily in common stocks of companies with smaller ($1 billion or less) market capitalizations or larger companies with higher than average expected earnings growth rates.

The Quantitative Mid Cap Fund ("Mid Cap") seeks long-term growth of capital by investing primarily in common stock of companies with medium ($1 billion to $5 billion) market capitalizations.

The Quantitative Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital that are currently paying divi-dends.

The Quantitative International Equity Fund ("International Equity") seeks long-term capital growth and income by investing primarily in foreign securi-ties. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East.

The Quantitative Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging markets.

The Quantitative Foreign Value Fund ("Foreign Value") seeks long-term capital growth and income by investing in a diversified portfolio consisting primarily of foreign securities. Generally, the Fund invests in Western Europe, Austra-lia, and the larger capital markets in the Far East. The Fund may also invest in emerging markets.

Holders of Institutional Shares bear no portion of the 12b-1 Plan expense of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. Ordinary Shares are sold subject to a 12b-1 Plan and, for Small Cap, Growth and Income, International Equity, Emerging Markets and Foreign Value, a de-ferred sales charge. Prior to August 1, 1996, Ordinary Shares of Mid Cap were sold subject to the deferred sales charge.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment compa-nies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual re-sults could differ from these estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities are valued at the mean between the last reported bid and asked price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign cur-rencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith us-ing procedures approved by the Trustees.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is re-corded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are al-located among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-mar-ket daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

-------------------------------------------------------------------------------

[LOGO APPEARS HERE]
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--Continued

Options.

Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminat-ed. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Purchased options and the liability related to premiums received on written options are valued based upon their quoted daily settlement price.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions repre-sent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference be-tween the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are in-cluded with the net realized and unrealized gain or loss on investments.

Restricted Securities.

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities may be resold in transac-tions exempt from registration or to the public if the securities are regis-tered. One type of exempt transaction is a sale to certain qualified institu-tional buyers under Rule 144A of the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, re-stricted securities amounted to $661,566 or 8% of net assets of Emerging Mar-kets; and $0 for each of Small Cap, Mid Cap, Growth and Income, International Equity and Foreign Value.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Funds for which they are incurred. Expenses that are not attributed to a spe-cific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own trans-fer agency fee.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions.

The Funds have entered into a management agreement with Quantitative Advisors, Inc. (the "Manager"). Compensation of the Manager, for management and adminis-tration of the Funds, including selection and monitoring of the portfolio ad-visors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily net asset value of Small Cap, Mid Cap, International Equity and Foreign Value; 0.75% of the average daily net asset value of the Growth and Income Fund; and 0.80% of the average daily net asset value of Emerging Markets.

Under the management agreement, the Manager has agreed to reduce its compensa-tion with respect to Small Cap, Growth and Income, and International Equity to the extent that the total expenses of any of these Funds individually exceed 2% of average net asset value for any fiscal year. The Manager has also volun-tarily agreed to waive fees or assume certain operating expenses of Mid Cap and Emerging Markets in order to reduce the total expenses of these Funds to no more than 1.65% and 2.25%, respectively, of their average net assets. The distribution agreement calls for the Distributor to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also agreed to assume expenses of any of these Funds if necessary in order to reduce their total expenses to no more than 2% of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs as-sociated with international securities. Expenses are calculated gross of cus-tody credits, if applicable.

For the six months ended September 30, 1998, the fees waived or expenses reim-bursed by the Manager amounted to $68 and $8,172 for Mid Cap and Emerging Mar-kets respectively. The aggregate management fees, net of fees waived or reim-bursed by the Manager amounted to $859,767.

The Manager has entered into advisory contracts with the following advisors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap, Mid

-------------------------------------------------------------------------------

                                                           [LOGO APPEARS HERE]
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--Continued

Cap), State Street Bank and Trust Company (Growth and Income), Independence International Associates, Inc. (International Equity, Emerging Markets), and Polaris Capital Management, Inc. (Foreign Value).

For services rendered, the Manager pays to the Advisor of a Fund a fee gener-ally based on a percentage of the average daily net asset value of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap and International Equi-ty--0.50% of average daily total net assets; Mid Cap and Emerging Markets-- 0.40% of average daily total net assets; and Growth and Income--0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000. The fee for Foreign Value is based on a percentage of the management fee received by the Manager for managing Foreign Value: 25% for assets up to $30 million and 50% for as-sets in excess of $30 million.

The Funds have entered into a distribution agreement with U.S. Boston Capital Corporation (the "Distributor"). For its services under the distribution agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average net asset value of Ordinary Shareholder accounts of Small Cap, Growth and Income, International Equity and Emerging Markets and (ii) 0.25% of the average net asset value of Ordinary Shareholder accounts of Mid Cap and Foreign Value open during the period the plan is in effect. Prior to August 1, 1996, the annual rate for Mid Cap accounts was 0.50%. No fees are received by the Distributor for Institutional Shares. For the six months ended September 30, 1998, the Distributor voluntarily agreed to waive its fees in part with respect to Mid Cap, which amounted to $14,375. During the six months ended September 30, 1998, the aggregate fees, net of fees waived by the Dis-tributor, paid by the Funds pursuant to such distribution plan amounted to $412,948. A deferred sales charge amounting to 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Growth and Income, International Equi-ty, Emerging Markets and Foreign Value is withheld from the redemption pro-ceeds and paid to the Distributor. The deferred sales charge is also imposed on redemptions of Ordinary Shares of Mid Cap purchased prior to August 1, 1996. The deferred sales charge is not imposed on redemptions of Institutional Shares, and certain other transactions. The Funds have been advised that dur-ing the six months ended September 30, 1998, such fees earned by the Distribu-tor were $112,564.

Transfer agent functions are provided to the Funds by Quantitative Institu-tional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement. The transfer agent agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.13% of the aggregate average daily net asset value of each class of shares of each Fund and for reimbursement of out of pocket expenses. During the six months ended September 30, 1998, the aggregate fees, net of fees waived by the Transfer Agent, paid by the Funds pursuant to such agreement amounted to $132,729. For the six months ended September 30, 1998, the Transfer Agent voluntarily agreed to waive its fees in their entirety with respect to Foreign Value which amounted to $2,226.

Custody and fund accounting services are provided by Investors Fiduciary Trust Company ("IFTC"), a wholly owned subsidiary of State Street Bank and Trust Company. Custody credits generated by interest earned on uninvested cash bal-ances maintained by the Funds are used to offset custodial expenses of the Funds. For the six months endedSeptember 30, 1998, IFTC voluntarily agreed to waive its minimum fees in part with respect to Foreign Value, which amounted to $5,000.

Each Trustee receives an annual Trustee's fee of $4,000 allocated to each Fund in proportion to the respective net assets of the Funds.

4. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Fed-eral income tax provision is required.

International Equity and Emerging Markets utilized $103,200 and $261,255, re-spectively, of capital loss carryovers during the fiscal year ended March 31, 1998.

At March 31, 1998, Emerging Markets had a capital loss carryover amounting to $25,743 which will expire on March 31, 2005 and a post October loss deferral amounting to $2,423,421. To the extent that these losses are used to offset any future capital gains realized during the carryover period, no capital gains tax liabilities will be incurred by Emerging Markets for gains realized and not distributed.

5. Purchases and Sales.

During the six months ended September 30, 1998, purchases of investment secu-rities other than U.S. Government obligations and short-term investments, for Small Cap, Mid Cap, Growth and Income, International Equity, Emerging Markets

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                                                                             34

[LOGO APPEARS HERE]
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--Continued

and Foreign Value were $30,311,759, $14,059,589, $25,842,607, $22,438,014,
$2,170,068 and $5,581,534, respectively. Sales of such securities for the Funds were $34,987,585, $13,450,221, $26,060,618, $26,314,914, $1,704,114, and
$142,186, respectively. Purchases and sales of U.S. Government obligations were $2,000,000 and $2,000,000 respectively for International Equity

6. Securities Loans.

As of September 30, 1998, International Equity loaned common stocks having a value of $1,703,958 and received cash collateral of $1,841,825 for these loans.

Security lending income of $6,827 collected by IFTC was recorded in interest income on the Statement of Operations.

7. Reclassifications.

For the six months ended September 30, 1998, certain reclassification adjust-ments were made between undistributed/ (overdistributed) net investment income and accumulated net realized gain/(loss) due to differences between book and tax accounting, primarily due to current year net operating losses for Small Cap, Mid Cap, Growth and Income and International Equity. Such reclassifica-tions were as follows:

                                          Increase/(Decrease)
                      Increase/(Decrease)   Undistributed/    Increase/(Decrease)
                           Shares of       (Overdistributed)      Accumulated
                          Beneficial        Net Investment       Net Realized
                           Interest          Income/(Loss)        Gain/(Loss)
Small Cap                     --                313,862            (313,862)
Mid Cap                       --                 50,722             (50,722)
Growth and Income             --                 30,184             (30,184)
International Equity          --                170,005            (170,005)

8. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insur-ance Company. The annual premium is allocated among the Funds and Quantitative Institutional Services. Additionally, the Funds have committed up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrev-ocable letter of credit.

9. Shares of Beneficial Interest.

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders.

                                           5% or Greater Shareholders
                                           ---------------------------------
Fund                                        Number          % of Fund Held
Small Cap Inst............................              6                  71%
Mid Cap Ord...............................              2                  19%
Growth and Income Inst....................              4                  82%
International Equity Inst.................              1                  92%
Emerging Markets Inst.....................              3                  94%
Foreign Value Ord.........................              4                  30%

10. Concentration of Risk.

The relatively large investments of Emerging Markets in Latin American and Southeast Asian countries with limited or developing capital markets may in-volve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

-------------------------------------------------------------------------------

                                                          [LOGO APPEARS HERE]
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--Continued

11. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

                                 Six Months Ended          Year Ended
                                September 30, 1998       March 31, 1998
                               ---------------------  ----------------------
                                Shares     Dollars     Shares     Dollars
SMALL CAP
ORDINARY SHARES:
Shares sold                     147,512  $ 2,405,006   356,461  $  6,027,298
Shares issued in reinvestment
 of distributions                   --           --    550,052     8,762,319
Shares redeemed                (408,310)  (6,460,118) (947,877)  (15,988,184)
                               --------  -----------  --------  ------------
Net change                     (260,798) $(4,055,112)  (41,364) $ (1,198,567)
                               --------  -----------  --------  ------------
INSTITUTIONAL SHARES:
Shares sold                       1,006  $    15,508    76,347  $  1,343,153
Shares issued in reinvestment
 of distributions                   --           --     34,000       558,954
Shares redeemed                 (47,430)    (804,060) (360,913)   (6,164,447)
                               --------  -----------  --------  ------------
Net change                      (46,424) $  (788,552) (250,566) $ (4,262,340)
                               --------  -----------  --------  ------------
TOTAL NET CHANGE FOR FUND                $(4,843,664)           $ (5,460,907)
                                         -----------            ------------
MID CAP
ORDINARY SHARES:
Shares sold                      85,222  $ 1,334,279   323,072  $  4,936,609
Shares issued in reinvestment
 of distributions                   --           --    153,778     2,265,150
Shares redeemed                 (79,308)  (1,134,847) (161,738)   (2,497,310)
                               --------  -----------  --------  ------------
Net change                        5,914  $   199,432   315,112  $  4,704,449
                               --------  -----------  --------  ------------
INSTITUTIONAL SHARES:
Shares sold                      22,076  $   355,244    24,031  $    362,791
Shares issued in reinvestment
 of distributions                   --           --      8,065       120,011
Shares redeemed                 (10,360)    (167,324)   (8,069)     (125,877)
                               --------  -----------  --------  ------------
Net change                       11,716  $   187,920    24,027  $    356,925
                               --------  -----------  --------  ------------
TOTAL NET CHANGE FOR FUND                $   387,352            $  5,061,374
                                         -----------            ------------
GROWTH AND INCOME
ORDINARY SHARES:
Shares sold                     158,432  $ 3,315,462   411,100  $  7,998,681
Shares issued in reinvestment
 of distributions                   --           --    253,654     4,723,028
Shares redeemed                (249,442)  (5,198,611) (322,168)   (6,086,768)
                               --------  -----------  --------  ------------
Net change                      (91,010) $(1,883,149)  342,586  $  6,634,941
                               --------  -----------  --------  ------------
INSTITUTIONAL SHARES:
Shares sold                      18,248  $   381,668    85,691  $  1,602,542
Shares issued in reinvestment
 of distributions                   --           --     10,834       201,396
Shares redeemed                  (9,291)    (202,232)  (18,462)     (329,016)
                               --------  -----------  --------  ------------
Net change                        8,957  $   179,436    78,063  $  1,474,922
                               --------  -----------  --------  ------------
TOTAL NET CHANGE FOR FUND                $(1,703,713)           $  8,109,863
                                         -----------            ------------

-------------------------------------------------------------------------------

[LOGO APPEARS HERE]
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--Continued

                                 Six Months Ended          Year Ended
                                September 30, 1998       March 31, 1998
                               ---------------------  ----------------------
                                Shares     Dollars     Shares     Dollars
INTERNATIONAL EQUITY
ORDINARY SHARES:
Shares sold                     176,679  $ 2,097,615   465,824  $  5,430,040
Shares issued in reinvestment
 of distributions                   --           --    102,951     1,093,343
Shares redeemed                (579,371)  (6,867,942) (365,138)   (4,141,960)
                               --------  -----------  --------  ------------
Net change                     (402,692) $(4,770,327)  203,637  $  2,381,423
                               --------  -----------  --------  ------------
INSTITUTIONAL SHARES:
Shares sold                      18,643  $   228,564     5,215  $     55,388
Shares issued in reinvestment
 of distributions                   --           --      7,592        80,395
Shares redeemed                    (216)      (2,632)  (26,843)     (308,828)
                               --------  -----------  --------  ------------
Net change                       18,427  $   225,932   (14,036) $   (173,045)
                               --------  -----------  --------  ------------
TOTAL NET CHANGE FOR FUND                $(4,544,395)           $  2,208,378)
                                         -----------            ------------
EMERGING MARKETS
ORDINARY SHARES:
Shares sold                     152,117  $ 1,091,440   308,029  $  2,634,998
Shares issued in reinvestment
 of distributions                   --           --        --            --
Shares redeemed                 (75,119)    (517,369) (195,299)   (1,708,550)
                               --------  -----------  --------  ------------
Net change                       76,998  $   574,071   112,730  $    926,448
                               --------  -----------  --------  ------------
INSTITUTIONAL SHARES:
Shares sold                      16,852  $   124,478     2,349  $     17,973
Shares issued in reinvestment
 of distributions                   --           --        --            --
Shares redeemed                     --           --     (4,047)      (28,360)
                               --------  -----------  --------  ------------
Net change                       16,852  $   124,478    (1,698) $    (10,387)
                               --------  -----------  --------  ------------
TOTAL NET CHANGE FOR FUND                $   698,549            $    916,061
                                         -----------            ------------
FOREIGN VALUE
ORDINARY SHARES:
Shares sold                     658,121  $ 6,424,178       --            --
Shares issued in reinvestment
 of distributions                   --           --        --            --
Shares redeemed                 (56,165)    (507,596)      --            --
                               --------  -----------  --------  ------------
Net change for fund             601,956  $ 5,916,582       --            --
                               --------  -----------  --------  ------------
TOTAL NET CHANGE FOR FUND                $ 5,916,582                     --
                                         -----------            ------------

--------------------------------------------------------------------------------

                          QUANTITATIVE GROUP OF FUNDS
                              55 Old Bedford Road
                               Lincoln, MA 01773
                                1-800-331-1244
                              www.quantfunds.com


                                    MANAGER

                          Quantitative Advisors, Inc.
                              55 Old Bedford Road
                               Lincoln, MA 01773


                                   ADVISORS


                                                     Columbia Partners, LLC,
Independence International Associates, Inc.           Investment Management
          53 State Street                        1775 Pennsylvania Avenue, N.W.
          Boston, MA 02109                           Washington, D.C. 20006


   Polaris Capital Management, Inc.          State Street Bank and Trust Company
          125 Summer Street                           225 Franklin Street
          Boston, MA 02110                             Boston, MA 02110


                                  DISTRIBUTOR

                        U.S. Boston Capital Corporation
                              55 Old Bedford Road
                               Lincoln, MA 01773


                                   CUSTODIAN

                       Investors Fiduciary Trust Company
                            801 Pennsylvania Avenue
                              St. Louis, MO 64105



                                TRANSFER AGENT

                      Quantitative Institutional Services
                              55 Old Bedford Road
                               Lincoln, MA 01773



                            INDEPENDENT ACCOUNTANTS

                          PricewaterhouseCoopers LLP
                              160 Federal Street
                               Boston, MA 02110

[LOGO APPEARS HERE]



QUANTITATIVE

     GROUP of FUNDS

55 Old Bedford Road

     Lincoln, MA 01773

voice 800/331-1244

     fax 781/259-1166

www.quantfunds.com

Distributed by U.S. Boston Capital Corp.